                               AETNA MUTUAL FUNDS

                                SMART SOLUT!ONS
                                     FROM AETNA



                                               AETNA
                                                  CAPITAL
                                                APPRECIATION
                                                       FUNDS


                   [PHOTO]



ANNUAL REPORT
OCTOBER 31, 2000



                         ENGINEERING BETTER INVESTMENTS

                               PRESIDENT'S LETTER



 Dear Fellow Shareholder,
 October 31, 2000

 Thank you for investing in the Aetna Series Fund, Inc. With nearly 8,000 mutual funds available in today's market, we appreciate your confidence in us.

 The twelve months ended October, 2000 witnessed much volatility in the U.S. stock markets. For the past ten months, the major stock markets have all declined: S&P 500 Index, off 1.8%; NASDAQ Composite Index, down 17.2%; Dow Jones Industrial Average, minus 3.4%. Technology stocks in particular were hit with a sharp decline in the latter part of this 12-month period. Still, each of the indices remained in positive territory for the 12-month period, due to the exceptionally strong performance during the last two months of 1999.

 Over the course of the year, the Federal Reserve (the "Fed") continued a series of rate increases that resulted in the Fed funds rate climbing from 5.45% to 6.5% as of October 31, 2000. The impact of rising interest rates and oil prices was reflected in the U.S. Gross Domestic Product, which slowed from an 8.3% annual rate in the last quarter of 1999 to an estimated 2.7% in the third quarter of 2000. International investing was negatively affected by the spike in oil prices and the strength of the U.S. dollar versus the Euro. Nevertheless, U.S. economic and corporate earnings outlooks remained robust as this report period closed, and market breadth, i.e. the number of stocks advancing versus declining, has improved. Thus it appears that the Fed has been able to slow the economy to a sustainable growth rate.

 The Fund and its advisor, Aeltus Investment Management, Inc., continuously strive to improve products and services for the benefit of the shareholders. Here are some highlights of our recent efforts:

  . AETNA PRINCIPAL PROTECTION FUNDS II, III AND IV enjoyed successful offerings, as investors committed more than $450 million to the funds. AETNA INDEX PLUS PROTECTION FUND (offering a lower minimum investment of $5,000) is in its offering period until November 30, 2000. These funds are designed to appeal to a broad range of investors seeking downside protection with upside market potential.

  .
     On December 22, 1999, Aeltus acquired a minority equity interest in ELIJAH ASSET MANAGEMENT, LLC (EAM), a skilled manager of specialized growth and technology funds.

  . AETNA TECHNOLOGY FUND was launched on March 1, 2000. Sub-advised by EAM, the fund seeks long-term capital appreciation by investing primarily in technology-sector stocks.



 Following approval of shareholders and your Board of Directors, four funds (Aetna Mid Cap Fund, Aetna Real Estate Securities Fund, Aetna High Yield Fund and Aetna Index Plus Bond Fund) were liquidated on August 25, 2000, due to low investor interest and resultant high fund expenses.


 As 2000 draws to an end, we want to reaffirm our commitment to bring you the best of products and services. Again, we greatly appreciate and value your continued confidence in our funds and in Aeltus.

 Sincerely,

LOGO

J. Scott Fox
President
Aetna Series Fund, Inc.

 A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling
 800-238-6263, option 2. Read the prospectus carefully before investing.

TABLE OF CONTENTS
President's Letter.....................................................i
CAPITAL APPRECIATION FUNDS:
Investment Review......................................................1
Portfolios of Investments:
 Aetna Growth Fund.....................................................17
 Aetna International Fund..............................................19
 Aetna Small Company Fund..............................................21
 Aetna Value Opportunity Fund..........................................24
 Aetna Technology Fund.................................................25
Statements of Assets and Liabilities...................................26
Statements of Operations...............................................28
Statements of Changes in Net Assets....................................30
Notes to Financial Statements..........................................40
Additional Information.................................................46
Financial Highlights...................................................50
Independent Auditors' Report...........................................70

LOGO

               Page #  Jan-94                          Dec-94                          Dec-95
Aetna Growth
Fund (Class I)   1     10,000  10,250   9,900  10,552  10,559  11,343  12,682  13,883  14,181  15,048  15,638  16,322
S&P 500 Index    1     10,000   9,621   9,661  10,134  10,132  11,119  12,180  13,149  13,940  14,689  15,349  15,823
Russell 1000
Growth Index           10,000   9,559   9,461  10,189  10,266  11,243  12,348  13,469  14,082  14,838  15,782  16,350

               Page #  Oct-96                          Oct-97                          Oct-98
Aetna Growth
Fund (Class I)   1     16,622  18,613  17,845  22,177  21,434  21,612  25,876  26,171  24,601  31,137  31,452  33,028
S&P 500 Index    1     16,260  18,214  18,653  22,320  21,483  23,118  26,317  26,628  26,210  30,629  32,059  32,008
Russell 1000
Growth Index           16,448  18,554  18,589  22,561  21,462  23,302  26,415  27,057  26,754  33,228  33,424  33,565

               Page #  Oct-99                         Oct-00
Aetna Growth
Fund (Class I)   1     33,731  37,843 41,113  41,388  39,352
S&P 500 Index    1     32,936  33,796 35,303  34,876  34,939
Russell 1000
Growth Index           35,917  39,832 42,641  41,745  39,270

       Average Annual Total Returns
  for the period ended October 31, 2000*
--------------------------------------------

--------------------------------------------
Class I      16.65%    23.18%      22.23%
--------------------------------------------
Class A:
 POP (1)      9.65%    21.17%      20.53%
 NAV (2)     16.34%    22.62%      21.58%
--------------------------------------------
Class B:
 w/CDSC (3)  10.46%    21.78%      21.01%
NAV          15.46%    21.96%      21.01%
--------------------------------------------
Class C:
 w/CDSC (4)  14.47%    21.96%      21.01%
NAV          15.47%    21.96%      21.01%
--------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/04/94), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

**The Aetna Growth Fund has changed its benchmark from the Standard & Poor's (S&P) 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index emphasizes large cap growth stocks, which are more indicative of the securities in which the Fund invests.

                               AETNA GROWTH FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Growth Fund Class I shares generated a 16.65% total return, net of fund expenses, for the year ended October 31, 2000. The benchmark, Russell 1000 Growth Index(a), returned 9.33% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Over the past year, the U.S. equity markets have experienced significant volatility. Although major stock markets were up for the one-year period, positive returns were driven by strong performance during the last two months of 1999. For the first ten months of 2000, the S&P 500 Index(b), NASDAQ Composite Index(c), and Dow Jones Industrial Average(d) declined 1.8%,
                                                               See Definition of

Terms.                                                                      1

17.2%, and 3.4%, respectively.

Earnings growth, led by an accelerating U.S. economy, was the primary driver of stock price performance early in the fiscal year. The economy expanded at an 8.3% annual pace in the fourth quarter of 1999 and continued to grow at a healthy pace in the first and second quarters of 2000 (4.8% and 5.6%, respectively). However, following six Federal Open Market Committee (FOMC) interest rate hikes beginning in June 1999, the economy started to show signs of slowing in May 2000. By the end of the third quarter, the impact of rising interest rates and oil prices were reflected in a less robust Gross Domestic Product (GDP) growth figure of 2.7%. Investor concerns over this slowdown were reflected in a shift away from some of the more richly valued growth stocks and into value stocks.

Leading the decline in GDP were slower investment and government spending, and a decline in capital goods orders. In our opinion, concerns over continued slowing in capital expenditures were largely responsible for the sharp decline in many technology shares during the latter part of the fiscal year. Investor concerns that slower economic growth would result in reduced technology spending by U.S. corporations led to a shift into less economically sensitive sectors such as healthcare and consumer staples.

The energy sector performed very well for much of the year, propelled by rising crude, natural gas, and electricity prices. More recently, however, concerns over low inventories and the related threat of shortages of home heating oil led the Clinton administration to authorize the release of crude oil from the Strategic Petroleum Reserve. In September, Saudi Arabia broke ranks with OPEC with a pledge to pump whatever was necessary to bring the energy market into better balance at a more modest price level. These moves put a damper on most energy stocks during the third quarter. However, late in October, Iraq threatened to cut off its oil exports if the United Nations failed to approve a plan to pay in Euros, not U.S. dollars. The outcome is yet to be resolved.

The FOMC has remained on hold since its May meeting as it evaluates the impact of earlier rate hikes on the economy. Inflation data remains tame, as the employment cost index came in at 0.9% for the third quarter compared to a 1% increase in the second quarter. Productivity continued to outpace the economic cost index, keeping unit labor costs at deflation levels. The GDP deflator also grew more slowly in the third quarter compared to the second quarter at 2% versus 2.4%, respectively, but still outpaces the fourth quarter of 1999 which had been growing at a 1.3% rate.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Strong security selection in the Fund's health care sector was the primary contributor to performance during the year. Strong fundamentals coupled with a market rotation out of cyclicals and into less economically sensitive sectors such as health care, drove superior performance within the sector. Idec Pharmaceuticals Corporation and Alza Corporation led the Fund's performance in health care. Idec Pharmaceuticals, a biotechnology company, outperformed the market as it continued to exhibit strong revenue and earnings growth. Alza Corporation's product sales have been very strong, especially for its long-acting attention deficit disorder drug. Accelerating prescription trends have caused analysts to raise revenue and earnings estimates for this year and next.

The Fund also benefited from strong security selection in the technology sector. Our overweight position in ADC Telecommunications, which returned 79% during the period, was the performance leader for this sector. This company's products are used in the communications industry and have benefited from continued robust demand for greater functionality and speed in telecommunications. Vitesse Semiconductor Corporation shares also contributed positively to results, with a 52% return.

In the producer durables sector, Waters Corporation was a consistent contributor all year and the best performing stock in the Fund. Waters, which makes analytical testing equipment, was the beneficiary of rising research and development spending in the biotech/pharmaceutical sector, particularly for genomics companies.

Our overweight position in the financial sector early in the year negatively impacted performance as the overhang of rising interest rates weighed on these stocks. Later in the year, as expectations for additional Federal Reserve rate hikes began to diminish and the stocks began to rebound, the Fund was underweight relative to the benchmark.



2 See Definition of Terms.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Caution continues to be our outlook going into the final two months of 2000. Throughout September and October of 2000, expectations of favorable earnings reports began to unravel as well respected technology companies, the leaders of the new economy, began to preannounce shortfalls in revenues and earnings due to weaker demand in the U.S. and abroad. High oil prices, low unemployment and strong consumer spending continue to threaten our low inflation environment. While the most recent top-line growth number for the economy (third quarter GDP at 2.7%) showed slowing growth, the data suggests a mixed economic picture as we move toward the end of 2000.

We will continue to look for clarification on a number of issues, including the presidential election, oil prices, the weak Euro and consumer spending. In this uncertain environment, our focus continues to be on stocks displaying strong and improving business fundamentals.


                                   % OF EQUITY   % OF RUSSELL    OVER/(UNDER)
EQUITY PORTFOLIO SECTOR BREAKDOWN  INVESTMENTS    1000 GROWTH      WEIGHTING
Autos and Transportation                 --           0.4%          (0.4)%
Consumer Discretionary                 7.2%          11.6%          (4.4)%
Consumer Staples                       2.8%           3.5%          (0.7)%
Financial Services                     4.1%           3.2%           0.9 %
Health Care                           22.7%          17.2%           5.5 %
Materials and Processing                 --           0.1%          (0.1)%
Other                                  9.6%           7.8%           1.8 %
Other Energy                           7.7%           1.8%             5.9%
Producer Durables                      2.4%           2.1%           0.3 %
Technology                            42.5%          49.6%          (7.1)%
Utilities                              1.0%           2.7%          (1.7)%


                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
General Electric Co.               6.9%
Cisco Systems, Inc.                5.3%
Microsoft Corp.                    5.0%
Intel Corp.                        4.4%
Pfizer, Inc.                       4.1%


The opinions expressed reflect those of the portfolio manager only through October 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


                                                      See Definition of
Terms.                                                                      3

LOGO

               Page # Jan-92                          Dec-92                          Dec-93
Aetna
International
Fund (Class I)   4    10,000   9,311   9,521   9,171   8,921   9,401  10,011  10,821  11,620  11,460  11,571  11,829
MSCI EAFE
Index            4    10,000   8,821   9,016   9,161   8,816   9,881  10,883  11,612  11,720  12,137  12,766  12,786

               Page # Dec-94                          Dec-95                          Oct-96
Aetna
International
Fund (Class I)   4    11,627  11,347  11,484  12,384  12,437  13,104  13,806  13,856  13,927  15,790  16,098  18,503
MSCI EAFE
Index            4    12,665  12,910  13,015  13,568  14,128  14,547  14,788  14,781  14,633  14,504  14,884  17,008

               Page #  Oct-97                         Oct-98                          Oct-99                          Oct-00
Aetna
International
Fund (Class I)   4     17,552  18,270 21,350  22,215  19,347  21,493  22,806  24,084  24,785  30,823  32,536  30,604  27,054
MSCI EAFE
Index            4     15,353  16,042 17,748  17,989  16,883  18,406  19,488  19,790  20,827  22,006  22,252  21,625  20,273

       Average Annual Total Returns
  for the period ended October 31, 2000*
--------------------------------------------

--------------------------------------------
Class I       9.16%    17.56%      11.94%
--------------------------------------------
Class A:
 POP (1)      2.53%    15.58%      10.50%
 NAV (2)      8.80%    16.95%      11.24%
--------------------------------------------
Class B:
 w/CDSC (3)   3.25%    16.24%      10.86%
NAV           8.15%    16.46%      10.86%
--------------------------------------------
Class C:
 w/CDSC (4)   6.93%    16.43%      10.84%
NAV           7.91%    16.43%      10.84%
--------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA INTERNATIONAL FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna International Fund Class I shares generated a 9.16% total return, net of fund expenses, for the year ended October 31, 2000. The benchmark, Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index(e), returned -2.66% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Last November, the markets sensed that Y2K fears were overdone and began to rally strongly. Both Japan and Europe were up solidly through March.


4 See Definition of Terms.

Technology, media, and telecom stocks continued their torrid upward pace through mid-March, then quickly began a violent world-wide reversal. Elements forming this reversal included the Microsoft lawsuit, poor results from Motorola, lofty price/ earnings ratios, and continual interest rate hikes from the Federal Reserve. (The Price/Earnings multiple, or P/E, is calculated by dividing the price of one share by the earnings per share generated by the firm. A measure of the attractiveness of a particular security, the P/E ratio gives investors an idea of how much they are paying for earning power.)

These issues plagued the market until the summer when an entirely different set of market interruptions took center stage: a global oil shock, the decline in the value of the Euro, a slowdown in Japanese corporate restructuring, and future earnings disappointments in the semiconductor and telecom industries.

A rally in oil prices from $28 per barrel in July to $38 per barrel on September 20 spooked international investors. In Europe, consumers experienced long lines to obtain tax-laden gas at sky-high prices, and then turned their anger at politicians. Japanese investors, knowing that Japan is a huge importer of oil, sold down their stocks and kept the Yen near the 108 to 110 range by quarter end.

The Euro continued to fall, creating a currency translation loss for the Fund. Part of the Euro's decline was due to the dollar's strength. A medium-term negative for the Euro is that the U.S. offers a huge productivity advantage over Europe. Capital flows were a short-term negative for the Euro as European firms purchased U.S. firms in record numbers.

Japanese companies seemed to take a respite from corporate restructuring as Japanese corporate expenses, led by cost of goods sold, increased year over year. Considering ongoing domestic deflation, credit pressure, and a large department store bankruptcy, Japanese equities declined in spite of growing earnings.

July began with semi-conductor analysts predicting a slowdown in 2001 and ended with profit warnings from Ericsson and Nokia. Though Ericsson's main business line (communication systems) performed well, its handset division (about 10% of sales) proved disappointing. Later in July, Nokia announced a profit warning for its third quarter, citing a product-line transition. However, in late October, Nokia announced a profit surprise as new models were selling briskly.

Though the Fed did not raise interest rates at their August meeting, the Fed has been dramatically draining liquidity out of the economy, no doubt helping to cause the sub-4% growth in U.S. Gross Domestic Product (GDP) in the third quarter of 2000, as compared to 6% growth over the preceding fours quarters.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The real story of the year was sector and stock selection. The Fund's overweight position in technology was the main culprit for its underperformance since March. Holdings in Nokia and Ericsson hurt performance, as did Sony's announcement to reduce PlayStation(R)2 shipments. Helping performance was Japanese specialty retailer, Fast Retailing. Also helping was wind power generator Vestas which continues to gain momentum as countries search for alternative sources for cleaner, cheaper energy.

During the year, the Fund was overweight in the technology and telecommunication sectors, and has made strong choices in the media sector. Investors bid up stocks based on Vodaphone's price for Mannesmann and AOL's price for Time Warner. These sectors represent the new economy.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The medium and long term outlooks continue to be positive for international investing. Europe's technology strength continues to be in communications networking and still offers the brightest growth prospects. The Fund owns several stocks that possess a strong future in mobile communications, from STM Microelectronics for semi-conductors, to Stonesoft for security software. We have positioned the Fund to attempt to capture perceived huge upside valuations. Stock winners are likely to include Nokia in Finland, Ericsson in Sweden, Softbank and Sony in Japan, and Phillips in the Netherlands. In Japan, lower priced stocks induce companies to focus on restructuring. Economic surveys indicate that Japan is recovering from the declining economic growth experienced earlier this year. If economic growth can be sustained and restructuring intensity resurfaces,
                                                               See Definition of

Terms.                                                                      5

Japan still may offer the largest upside potential over the next twelve months of all developed countries.

Our basic philosophy remains unchanged. The Fund will continue to invest in growth stocks of developed markets around the world. We will seek out growth stocks in companies with superior business models and strong competitive advantages which offer the greatest upside potential.

International investments involve risks not present in U.S. securities, including currency fluctuation, less public information and political and economic uncertainty.

                                % OF EQUITY     % OF      OVER/(UNDER)
COUNTRY WEIGHTINGS              INVESTMENTS   MSCI EAFE     WEIGHTING
Netherlands                        19.6%         5.5%          14.1%
Japan                              17.5%        25.4%        (7.9)%
United Kingdom                     15.2%        21.4%        (6.2)%
France                              9.4%        11.2%        (1.8)%
Finland                             6.4%         2.6%           3.8%
Switzerland                         6.0%         6.1%        (0.1)%
Canada                              4.9%           --           4.9%
Sweden                              4.6%         2.9%           1.7%
Denmark                             4.0%         0.9%           3.1%
Germany                             2.9%         8.6%        (5.7)%
Other                               9.5%        15.4%        (5.9)%


                                             % OF NET
TOP FIVE EQUITY HOLDINGS                      ASSETS
Vodafone AirTouch Plc                          4.0%
Koninklijke (Royal) Philips Electronics NV     3.4%
Nippon Telegraph & Telephone Corp.             2.6%
Nokia Oyj, ADR                                 2.4%
Fortis (NL) NV                                 2.3%


The opinions expressed reflect those of the portfolio manager only through October 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


6 See Definition of Terms.

LOGO

               Page #  Jan-94                          Dec-94                          Dec-95
Aetna Small
Company Fund
(Class I)       7      10,000  10,070   9,650  10,320  10,130  11,162  12,525  14,138  15,010  16,227  16,459  16,448
Russell 2000
Index           7      10,000   9,735   9,356  10,006   9,819  10,271  11,234  12,343  12,611  13,254  13,917  13,965

               Page #  Oct-96                          Oct-97                          Oct-98
Aetna Small
Company Fund
(Class I)       7      16,228  17,415  16,710  20,924  22,362  22,554  25,924  23,132  20,691  23,141  23,481  24,882
Russell 2000
Index           7      13,749  14,986  13,971  16,944  17,784  17,694  19,893  17,333  15,674  17,749  18,051  18,618

               Page #  Oct-99                         Oct-00
Aetna Small
Company Fund
(Class I)       7      24,941  30,955 34,508  33,518  32,871
Russell 2000
Index           7      18,005  20,899 21,375  21,181  21,138

      Average Annual Total Returns
 for the period ended October 31, 2000*
-------------------------------------------

-------------------------------------------
Class I      31.79%   19.40%      19.05%
-------------------------------------------
Class A:
 POP (1)     23.99%   17.46%      17.40%
 NAV (2)     31.55%   18.86%      18.42%
-------------------------------------------
Class B:
 w/CDSC (3)  25.51%   18.00%      17.86%
NAV          30.51%   18.21%      17.86%
-------------------------------------------
Class C:
 w/CDSC (4)  29.54%   18.20%      17.86%
NAV          30.54%   18.20%      17.86%
-------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/04/94), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA SMALL COMPANY FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Small Company Fund Class I shares generated a 31.79% total return, net of fund expenses, for the year ended October 31, 2000. The benchmark, Russell 2000 Index(f), returned 17.41% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Over the last twelve months, the Fund experienced a number of changing financial conditions. The most important change was the Federal Reserve's (the Fed's) decision to raise interest rates in the summer of 1999. The market seemed to ignore initial increases, but as the year 2000 wore on and the Fed continued to raise rates, stock values fell.

                                                               See Definition of

Terms.                                                                      7

The financial environment also saw oil prices rise, unemployment decline and the Euro fall, lifting the value of the dollar. These events helped to raise inflation rates and made life difficult for many companies doing business in Europe.

On the positive side during the first six months of the fiscal year, the market saw increased enthusiasm for companies demonstrating "cutting edge" technology. Industries positively effected included technology (internet, telecommunications, and the like), health care (mostly biotechnology) and energy (alternate energy).

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

In the first six months of the fiscal year, the Fund saw strong performance primarily in two sectors: health care and technology. In health care (principally biotechnology), the Fund benefited from our decision to overweight the biotech stocks early in the fiscal year. Stock selection in this area was also strong as the Fund had six holdings which all advanced over 200% in the second fiscal quarter. In technology, our largest holding, Interleaf, advanced over 125% in the first half.

In the second half of the fiscal year, rising interest rates, employment costs, and oil prices dampened the market's enthusiasm for high price-to-earnings (P/E) multiple stocks. (The Price/Earnings multiple, or P/E, is calculated by dividing the price of one share by the earnings per share generated by the firm. A measure of the attractiveness of a particular security, the P/E ratio gives investors an idea of how much they are paying for earning power.) Combined with some earnings disappointments, technology stocks were mostly lower in the second half. On the other hand, our selected health care stocks (HMOs, biotechs and pharmaceuticals) have held up well as most companies have announced positive developments.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Going forward, we remain cautiously optimistic on small-cap stocks. While earnings prospects look positive when compared to large-cap stocks, further tightening by the Fed could cause investors to move toward larger, more liquid issues.

The risks of investing in small company stocks may include low trading volumes, a greater degree of change in earnings and greater short-term volatility.


                                   % OF EQUITY       % OF       OVER/(UNDER)
EQUITY PORTFOLIO SECTOR BREAKDOWN  INVESTMENTS   RUSSELL 2000     WEIGHTING
Autos and Transportation               0.6%          2.8%          (2.2)%
Consumer Discretionary                19.0%         15.7%             3.3%
Consumer Staples                       4.5%          2.3%             2.2%
Financial Services                    12.3%         19.8%          (7.5)%
Health Care                           21.3%         14.5%             6.8%
Materials and Processing               5.5%          8.0%          (2.5)%
Other                                  1.6%          1.0%             0.6%
Other Energy                           7.6%          3.5%             4.1%
Producer Durables                      2.2%          8.3%          (6.1)%
Technology                            17.9%         17.9%              --
Utilities                              7.5%          6.2%             1.3%



8 See Definition of Terms.

                                           % OF NET
TOP FIVE EQUITY HOLDINGS                    ASSETS
Oak Technology, Inc.                         1.6%
Sylvan Learning Systems, Inc.                1.5%
R.H. Donnelley Corp.                         1.4%
Pharmaceutical Product Development, Inc.     1.4%
Reebok International Ltd.                    1.4%


The opinions expressed reflect those of the portfolio manager only through October 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

                                                               See Definition of

Terms.                                                                      9

LOGO

               Page #  Feb-98                  Oct-98                          Oct-99                          Oct-00
Aetna Value
Opportunity
Fund (Class I)  10     10,000  11,330  10,560   9,989  12,110  12,651  12,462  13,274  14,023  14,226  14,763  15,600
S&P 500 Index   10     10,000  11,384  11,518  11,339  13,251  13,870  13,847  14,249  14,621  15,273  15,088  15,115

      Average Annual Total Returns
 for the period ended October 31, 2000*
-------------------------------------------

-------------------------------------------
Class I           17.52%         17.60%
-------------------------------------------
Class A:
 POP (1)          10.50%         14.81%
 NAV (2)          17.24%         17.32%
-------------------------------------------
Class B:
 w/CDSC (3)       11.31%         15.56%
NAV               16.31%         16.40%
-------------------------------------------
Class C:
 w/CDSC (4)       15.39%         16.42%
NAV               16.39%         16.42%
-------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For the period prior to the inception of Class B and Class C, the performance is calculated by using the performance of Class I since its inception date (02/02/98), adjusted for fees and expenses. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          AETNA VALUE OPPORTUNITY FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Value Opportunity Fund Class I shares generated a 17.52% total return, net of fund expenses, for the year ended October 31, 2000. The benchmark, Standard & Poor's (S&P) 500 Index(b), returned 6.09% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Over the past year, the U.S. equity markets have experienced significant volatility. Although major stock markets were up for the one-year period, positive returns were driven by strong performance during the last two months of 1999. For the first ten months of 2000, the S&P 500 Index, NASDAQ Composite Index(c), and Dow Jones Industrial Average(d) declined 1.8%, 17.2%, and 3.4%, respectively. Among several major market themes for the one-year period ending October 31, 2000, was the

10 See Definition of Terms.

resurgence of value stocks in the large cap sector. The Fund was very well positioned for this shift, as evidenced by our strong performance relative to the major indices.

Earnings growth, led by an accelerating U.S. economy, was the primary driver of stock price performance early in the fiscal year. The economy expanded at an 8.3% annual pace in the fourth quarter of 1999 and continued to grow at a healthy pace in the first and second quarters of 2000, expanding 4.8% and 5.6%, respectively. However, following six Federal Open Market Committee (FOMC) interest rate hikes that began in June 1999, the economy started to show signs of slowing in May 2000. By the end of the third quarter, the impact of rising interest rates and oil prices were reflected in a less robust Gross Domestic Product (GDP) growth figure of 2.7%. Investor concerns over this slowdown were reflected in a shift away from some of the more richly valued growth stocks and into value stocks. For the twelve-month period, value outpaced growth in large cap stocks by 8%, as measured by S&P 500 Barra Indices(g).

Leading the decline in GDP were slower investment and government spending, and a decline in capital goods orders. In our opinion, concerns over continued slowing in capital expenditures were largely responsible for the sharp decline in many technology shares during the latter part of the fiscal year. Investor concerns that slower economic growth would result in reduced technology spending by U.S. corporations led to a shift into less economically sensitive sectors such as health care and consumer staples.

The energy sector performed very well for much of the year, propelled by rising crude, natural gas, and electricity prices. More recently, however, concerns over low inventories and the related threat of shortages of home heating oil led the Clinton administration to authorize the release of crude oil from the Strategic Petroleum Reserve. In September, Saudi Arabia broke ranks with OPEC with a pledge to pump whatever was necessary to bring the energy market into better balance at a more modest price level. These moves put a damper on most energy stocks during the third quarter. However, late in October, Iraq threatened to cut off its oil exports if the United Nations failed to approve a plan to pay in Euros, not U.S. dollars. The outcome is yet to be resolved.

The FOMC has remained on hold since its May meeting as it evaluates the impact of earlier rate hikes on the economy. Inflation data remains tame, as the employment cost index came in at 0.9% for the third quarter, compared to a 1% increase in the second quarter. Productivity continued to outpace the economic cost index, keeping unit labor costs at deflation levels. The GDP deflator also grew slower in the third quarter compared to the second quarter at 2% versus 2.4%, respectively, but still outpaces the fourth quarter of 1999 which was growing at a 1.3% rate.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Our overweight position and strong stock selection in the health care sector were important drivers of the Fund's performance during the year. Strong fundamentals, coupled with a market rotation out of cyclicals and into less economically sensitive sectors such as health care, drove superior performance within the sector. Among the Fund's best performing stocks were health care service providers Tenet Healthcare Corp and HCA-The Healthcare Company. These hospital operators enjoyed improved pricing power this year, leading to an acceleration in earnings growth. Our major pharmaceutical holdings also performed well, reflecting strong fundamentals and a number of high-profile mergers. Pharmacia Corp., which completed its merger with Monsanto, and Warner-Lambert, which merged with Pfizer Inc., were among the strongest contributors to the Fund's performance.

We were significantly overweight in electric utilities during much of the year, and these stocks performed exceptionally well. Deregulation of the electric utility industry has created an exceptional growth opportunity for independent producers of electricity. In addition, years of under-investment in "new generation" assets has created a shortage of electricity in many regions of the country, giving independent generators greater pricing power. Among our largest holding in the sector, shares of AES Corp., contributed greatly to the Fund's performance.

The Fund also benefited from strong stock selection in the financial services sector. We held a significant position in shares of Met Life Inc., which rose over 90% from their April IPO. Shares of Citigroup, among the Fund's largest individual holdings for much of the year, also performed well, rising over 30% for the period. Finally, shares of J.P. Morgan & Co., which entered into a merger agreement with Chase Manhattan during the year, also contributed to the Fund's performance, rising over 30% for the year.
                                                               See Definition of

Terms.                                                                     11

On the negative side, our holdings in the telecommunications services sector hurt the Fund's performance. Intense price competition in the long-distance market and a modest slowdown in new subscriber additions in the wireless market contributed to the group's decline. We held positions in WorldCom Inc. and Sprint Fon Group, both of which declined sharply following their failed merger attempt. We have since sold both stocks, as we do not foresee any letup in the competitive environment in the near-term. Our holdings in wireless service provider Western Wireless Corp. were also a drag on the Fund's performance, reflecting concerns over slower growth and increased spending in the wireless sector. Despite poor stock performance over the course of the year, we have maintained our position in the stock as we believe the company remains very well positioned in the wireless arena. In fact, the shares have begun to recover, rising nearly 50% from their early-October lows.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Caution continues to be our outlook going into the final two months of 2000. Throughout September and October of 2000, expectations of favorable earnings reports began to unravel as well respected technology companies, the leaders of the "new economy," began alluding to shortfalls in revenues and earnings due to weaker demand in the U.S. and abroad. High oil prices, low employment and strong consumer spending continue to threaten our low inflation environment. While the most recent top line growth number for the economy (third quarter GDP at 2.7%) worked in the opposite direction, all indicators point to a mixed economic picture as we move toward the end of 2000.

We will continue to look for clarification on a number of issues, including the presidential election, oil prices, the weak Euro and consumer spending. In this uncertain environment, our focus continues to be on stocks with attractive valuations and non-cyclical companies that are displaying strong and improving business fundamentals. Currently, we are finding good value in the health care and consumer staples sectors.


                                   % OF EQUITY    % OF     OVER/(UNDER)
EQUITY PORTFOLIO SECTOR BREAKDOWN  INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                          --        2.0%         (2.0)%
Capital Goods                         15.5%        8.8%          6.7%
Communication Services                 2.8%        6.1%         (3.3)%
Consumer Cyclicals                     3.6%        6.8%         (3.2)%
Consumer Staples                       6.7%       10.8%         (4.1)%
Energy                                 7.5%        6.0%          1.5%
Financials                            17.6%       15.7%          1.9%
Health Care                           18.2%       12.0%          6.2%
Technology                            22.2%       27.8%         (5.6)%
Transportation                           --        0.6%         (0.6)%
Utilities                              5.9%        3.4%          2.5%


                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
Citigroup Inc.                     4.7%
Microsoft Corp.                    4.3%
General Electric Co.               4.2%
Tyco International Ltd.            4.0%
Pharmacia Corp.                    3.9%


The opinions expressed reflect those of the portfolio manager only through October 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


12 See Definition of Terms.

LOGO

               Page #  Mar-00                  Oct-00
Aetna
Technology
Fund (Class I)  13     10,000  10,730  10,050   8,579
GS Technology
Composite       13     10,000   9,538   9,084   7,951

Average Annual Total Returns
    for the period ended
      October 31, 2000*
-------------------------------

-------------------------------
Class I             -14.20%
-------------------------------
Class A:
 POP (1)            -19.32%
 NAV (2)            -14.40%
-------------------------------
Class B:
 w/CDSC (3)         -19.06%
NAV                 -14.80%
-------------------------------
Class C:
 w/CDSC (4)         -15.65%
NAV                 -14.80%
-------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA TECHNOLOGY FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Technology Fund Class I shares generated a -14.20% total return, net of fund expenses, for the period from March 1, 2000 through October 31, 2000. The benchmark, Goldman Sachs (GS) Technology Index(h), returned -20.49% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The summer of 2000 was inhospitable to technology stocks. Aggressive tax-loss selling beat upon the already worn market, pushing broad indices such as the NASDAQ Composite Index(c) to a follow-on correction of more than 12% in September alone. Mutual funds, with their fiscal years ending on October 31, were put into an extreme situation by virtue of the performance of the technology sector over the past two years. As chance would have it, record inflows into technology funds during the first quarter of 2000 required many portfolio managers to pay any price to own technology. During the August to October
                                                               See Definition of

Terms.                                                                     13
time frame, many of these same positions were sold into a bear market in technology (to permit the funds to realize capital losses).

Concurrently, from a macroeconomic perspective, Wall Street turned its attention to the specter of a global recession, fueled by the surging price of oil and the faltering Euro. Expectations that growth would slow, which could make the earnings component of some high flying P/E ratios impossible to rationalize, weighed heavily upon the markets. (The Price/Earnings multiple, or P/E, is calculated by dividing the price of one share by the earnings per share generated by the firm. A measure of the attractiveness of a particular security, the P/E ratio gives investors an idea of how much they are paying for earning power.)

A handful of companies seemed to confirm the bearish outlook that had taken hold of Wall Street. Nokia, the bellwether of the wireless industry, reported that they saw global handset sales in the 400-420 million range, down from the overly optimistic 500 million units projection of earlier in the year. Subsequently, Dell announced that their growth would be slower than Wall Street had expected. Intel reported that they suffered a weak summer in Europe. (They specifically cited that consumers spending the Euro were struggling to buy in U.S. dollars, particularly in light of their spiraling energy costs.)

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST EIGHT MONTHS?

Since the March 1, 2000 inception of the Fund, we have been bullish on semiconductor manufacturing and equipment sectors. In addition, we have also favored telecommunications and data-communications holdings. These sectors have experienced extreme selling pressure in what has amounted to a domino effect since the Nokia earnings conference call on July 27. As demand for cellular handsets was ratcheted back down to 400-420 million units, so too was demand for the components used in the phones themselves. This caused a short-term problem for component manufacturers, and their stocks corrected to extreme levels. (In addition to a fundamental correction, these stocks were also punished due to their exceedingly high valuations enjoyed beforehand.) Some of the stocks we own in these sectors include Applied Materials, Intel, Xilinx, Nortel, Corning, Nokia, and Novellus.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We expected the summer to feature less volatility than the earlier part of 2000. We were wrong in our outlook at that time, and attribute our mistake to the burden that the price of oil put on global economies, and how that burden affected consumption. With the economy substantially slowed, the Federal Reserve appears to be in a neutral stance at the present time.

In addition to the macro events that have served as a backdrop to this market, some sector-specific fundamental events have also emerged as contributors to near-term nervousness. Over the last month or so, a good portion of our resources have been focused on talking to the companies we hold, to identify their experiences. In each case, companies are reporting that business is fine, growth is in line with or greater than expectations, and components such as semiconductors are priced firmly and in short supply. For example, we met with LAM Research just days after they reported their strong earnings. Bookings, or projected sales, for the fourth quarter are up strongly. Similarly, our visit to Xilinx (a manufacturer of programmable logic chips) reported that prices paid to chip manufacturers have not declined in more than 52 weeks, reflecting continued price leverage at the manufacturing level.

On October 16, IBM reported disappointing earnings and cited that they were, in part, due to their inability to obtain enough ceramic capacitors to complete their products. Bottlenecks in components clearly continue to cause problems for some companies, but reflect a robust market for technology products. Meanwhile, in the fiber optic market, the adoption of OC 192 fiber has been taking place more quickly than anticipated, which was evident in the Corning earnings announcement that exceeded expectations by some more than 20% on a cents-per-share basis. Almost as importantly, Corning noted they were not experiencing the type of price deterioration that has existed in the fiber market in the past. Nortel and JDS Uniphase, we believe, are likely to report similarly strong results.

Within the telecommunications sector, 3G license sales in Europe virtually insure that spending on telecom equipment will be strong. We are already seeing evidence of it, as discussed with Deutsche Telecom and WorldCom. This subject is the matter of annual speculation, much of which tends to be negative. In this case, we hold a strong conviction that 2000-2001 global spending on telecommunications equipment will exceed estimates. It is really as simple as this: if the CEO of a major telecom

14 See Definition of Terms.

service provider has spent billions of dollars on service licenses, they had better be able to build an addressable market to bring the service to. This requires infrastructure. We have significant exposure to this infrastructure opportunity through not only Nortel and Corning, but also Altera and Xilinx, and, increasingly, Cisco Systems.

We continue to be bullish on Microsoft, although the stock suffered during the third quarter. Microsoft has just announced first quarter results, which were extremely strong due to strong sales of Windows 2000. In addition, a very important Supreme Court decision not to hear the case sends the appeal to the Appellate Court, which has judged favorably for the company in the past and is regarded as being friendlier to Microsoft. In a recent earnings conference call, VERITAS, the leader in storage management software, made a point of saying that their sales in the NT channel (Microsoft) were "white-hot." In our opinion, the conditions for Microsoft to perform well are aligning.

As the Fund was introduced in early 2000, we cautiously bought stocks as they were trading at very high levels. As time has passed and the market has undergone a very significant correction, we are now finding many good investment opportunities at favorable prices.

The Fund's investments are concentrated in information technology industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a more diversified portfolio.


EQUITY PORTFOLIO TECHNOLOGY     % OF EQUITY    % OF GS     OVER/(UNDER)
SUB-SECTOR BREAKDOWN            INVESTMENTS   TECHNOLOGY     WEIGHTING
Computers                          29.8%        16.5%           13.3%
Datacommunications                 10.4%        16.2%           (5.8)%
E-Commerce                            --         0.7%           (0.7)%
Electronics                        30.2%        20.9%            9.3%
Internet Services                   3.1%        11.1%           (8.0)%
Software                           15.3%        23.2%           (7.9)%
Telecommunications                 11.2%        10.9%            0.3%
Other                                 --         0.5%           (0.5)%


                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
EMC Corp.                          8.1%
Cirrus Logic, Inc.                 6.0%
Xilinx, Inc.                       5.6%
Cisco Systems, Inc.                5.2%
Corning, Inc.                      4.7%


The opinions expressed reflect those of the portfolio manager only through October 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

                                                               See Definition of

Terms.                                                                     15

DEFINITION OF TERMS

(1)
  On February 2, 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to that date, Class A performance is calculated by using the performance of Class I shares and deducting the Class A front-end load and internal fees and expenses applicable to the Class A shares. The maximum load for the Funds is 5.75%. The POP (public offering price) returns reflect this maximum load.
(2)NAV (net asset value) returns are net of Fund expenses only and do not reflect the deduction of a front-end load or contingent deferred sales charges. This charge, if reflected, would reduce the performance results shown.
(3)
  The Funds began offering Class B shares on March 1, 1999. For periods prior to that date, Class B performance is calculated using the performance of
  Class I shares and deducting the internal fees and expenses applicable to the
  Class B shares. Class B share returns with CDSC (contingent deferred sales charge) reflect the deduction of a maximum CDSC, assuming full redemption at the end of the period. The CDSC applies for all shares redeemed prior to the end of the first six years of ownership. The CDSC charges are as follows:
  Year 1 - 5%, Year 2 - 4%, Year 3 - 3%, Year 4 - 3%, Year 5 - 2%, Year 6 - 1%.
(4)
  The Funds began offering Class C shares on June 30, 1998. For periods prior to that date, Class C performance is calculated using the performance of
  Class I shares and deducting the internal fees and expenses applicable to the
  Class C shares. Class C share returns for periods less than 18 months reflect the deduction of the contingent deferred sales charge of 1%.
(a)
  The Russell 1000 Growth Index consists of the largest 1,000 companies in the
  Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.
(b)
  The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank
  Russell Company.
(c)NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.
(d)
  The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.
(e)
  The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia
  and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe,
  Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.
(f)The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.
(g)
  S&P 500 Barra Indicies is the Standard & Poor's 500 Barra Indicies. Companies
  in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Growth index contains companies with higher price-to-book ratios, while the Value index contains those with lower ratios.
(h)
  The Goldman Sachs Technology Index is a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.

The unmanaged indices described above are not available for individual investment.

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
GROWTH


                                        NUMBER OF          MARKET VALUE
                                          SHARES
                                       --------------     ----------------
COMMON STOCKS (95.6%)
BANKS - MAJOR REGIONAL (1.2%)
Bank of New York Co., Inc. ..........        77,200            4,443,825
                                                          ----------------
BEVERAGES - ALCOHOLIC (1.0%)
Anheuser-Busch Co., Inc. ............        86,100            3,939,075
                                                          ----------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.9%)
Nextel Communications, Inc. + .......        91,500            3,517,031
                                                          ----------------
COMMUNICATIONS EQUIPMENT (2.4%)
Comverse Technology, Inc. + .........        17,100            1,910,925
Corning, Inc. .......................        95,200            7,282,800
                                                               9,193,725
                                                          ----------------
COMPUTERS - HARDWARE (7.2%)
Brocade Communications Systems, Inc.
 +...................................        15,200            3,456,100
International Business Machines Corp.        67,400            6,638,900
Juniper Networks, Inc. + ............        12,800            2,496,000
Sun Microsystems, Inc. + ............       136,400           15,123,350
                                                              27,714,350
                                                          ----------------
COMPUTERS - NETWORKING (5.3%)
Cisco Systems, Inc. + ...............       382,600           20,612,575
                                                          ----------------
COMPUTERS - PERIPHERALS (3.5%)
EMC Corp. + .........................       151,800           13,519,687
                                                          ----------------
COMPUTERS SOFTWARE/SERVICES (13.9%)
America Online, Inc. + ..............       209,700           10,575,171
BEA Systems, Inc. + .................        51,900            3,723,825
Microsoft Corp. + ...................       282,600           19,464,075
Oracle Corp. + ......................       317,200           10,467,600
VeriSign, Inc. + ....................        12,100            1,597,200
VERITAS Software Corp. + ............        56,700            7,995,586
                                                              53,823,457
                                                          ----------------
DISTRIBUTORS - FOOD & HEALTH (1.5%)
Cardinal Health, Inc. ...............        58,900            5,580,775
                                                          ----------------
ELECTRICAL EQUIPMENT (8.3%)
Flextronics International Ltd. + ....       141,700            5,384,600
General Electric Co. ................       483,500           26,501,844
                                                              31,886,444
                                                          ----------------
ELECTRONICS - INSTRUMENTS (4.8%)
Perkin Elmer, Inc. ..................        81,900            9,787,050
Waters Corp. + ......................       119,900            8,700,244
                                                              18,487,294
                                                          ----------------
ELECTRONICS - SEMICONDUCTORS (7.2%)
Analog Devices, Inc. + ..............        32,500            2,112,500
Broadcom Corp. - Class A + ..........        16,200            3,602,475
Intel Corp. .........................       379,000           17,055,000
JDS Uniphase Corp. + ................        42,600            3,466,575
PMC Sierra Inc. + ...................         8,600            1,457,700
                                                              27,694,250
                                                          ----------------
FINANCIAL - DIVERSIFIED (2.8%)
Ambac Financial Group, Inc. .........        38,000            3,032,875
Associates First Capital Corp. ......       154,900            5,750,662
Citigroup Inc. ......................        37,766            1,987,436
                                                              10,770,973
                                                          ----------------
                                        NUMBER OF          MARKET VALUE
                                          SHARES
                                       --------------     ----------------
HEALTH CARE - DRUGS (3.0%)
Alza Corp. + ........................       142,100           11,501,219
                                                          ----------------
HEALTH CARE - DRUGS/PHARMACUETICALS (12.8%)
Allergan, Inc. ......................        95,600            8,036,375
Eli Lilly & Co. .....................        72,100            6,443,938
Merck & Co., Inc. ...................        64,300            5,782,981
Pfizer, Inc. ........................       369,650           15,964,259
Pharmacia Corp. .....................       163,200            8,976,000
Teva Pharmaceutical Industries Ltd. .        70,800            4,186,050
                                                              49,389,603
                                                          ----------------
HEALTH CARE - HOSPITAL MANAGEMENT (2.7%)
Tenet Healthcare Corp. ..............       266,200           10,464,988
                                                          ----------------
HEALTH CARE - MANAGED CARE (0.8%)
UnitedHealth Group Inc. .............        27,800            3,040,625
                                                          ----------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.0%)
Biomet, Inc. ........................       109,200            3,951,675
                                                          ----------------
MANUFACTURING - DIVERSIFIED (2.3%)
Tyco International Ltd. .............       155,300            8,803,569
                                                          ----------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.9%)
Dynegy Inc. .........................        72,000            3,334,500
Enron Corp. .........................        96,200            7,894,412
                                                              11,228,912
                                                          ----------------
OIL & GAS - DRILLING & EQUIPMENT (3.6%)
ENSCO International Inc. ............       127,100            4,226,075
Halliburton Co. .....................       134,400            4,981,200
Noble Drilling Corp. + ..............       116,200            4,829,562
                                                              14,036,837
                                                          ----------------
POWER PRODUCERS - INDEPENDENT (0.8%)
Calpine Corp. + .....................        41,100            3,244,331
                                                          ----------------
RETAIL - BUILDING SUPPLIES (1.3%)
Home Depot, Inc. ....................       119,800            5,151,400
                                                          ----------------
RETAIL - GENERAL MERCHANDISE CHAIN (1.7%)
Wal-Mart Stores, Inc. ...............       143,000            6,488,625
                                                          ----------------
RETAIL STORES - FOOD CHAINS (1.6%)
Safeway, Inc. + .....................       115,400            6,310,938
                                                          ----------------
SERVICES - ADVERTISING/MARKETING (1.1%)
TMP Worldwide Inc. + ................        60,800            4,232,250
TOTAL COMMON STOCKS                                          369,028,433
 (COST $319,479,738)
                                                          ----------------
                                        PRINCIPAL
                                          AMOUNT
                                       --------------
SHORT-TERM INVESTMENTS (8.3%)
Federal Home Loan Mortgage
 Corp.,6.43%,07/18/00................  $  8,000,000            7,991,467
Student Loan Marketing
 Assoc.,6.45%,11/01/00...............    24,040,000           24,040,000
TOTAL SHORT-TERM INVESTMENTS                                  32,031,467
 (COST $32,031,467)
                                                          ----------------
                                                           MARKET VALUE

                                                          ----------------
TOTAL INVESTMENTS
 (COST $351,511,205)(A)                                     $401,059,900
OTHER ASSETS LESS LIABILITIES                                (14,869,160  )
                                                          ----------------
TOTAL NET ASSETS                                           $ 386,190,740
                                                          ----------------


    See Notes to Portfolio of Investments.                                    17

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
GROWTH (CONTINUED)

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$356,564,671. Unrealized gains and losses, based on identified tax cost at
October 31, 2000, are as follows:
Unrealized gains............................            $  58,641,104
Unrealized losses...........................             (14,145,875)
                                              -----------------------
 Net unrealized gain........................            $  44,495,229
                                              =======================


+ Non-income producing security.

Category percentages are based on net assets.

18 See Notes to Financial Statements.

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
INTERNATIONAL


                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
COMMON STOCKS (93.2%)
BERMUDA (1.3%)
Frontline Ltd. (Oil Services) .........      108,800           1,789,839
                                                           ---------------
CANADA (4.6%)
C-MAC Industries Inc. (Electronics -
 Semiconductors) + ....................       20,100           1,115,550
Celestica Inc. (Electronics -
 Semiconductors) + ....................       40,400           2,903,750
Nortel Networks Corp.
 (Cellular/Wireless Telecommunications)       52,000           2,352,649
TOTAL CANADA                                                   6,371,949
                                                           ---------------
DENMARK (3.8%)
GN Store Nord A/S (Investment
 Management)...........................       40,700             787,947
Group 4 Falck A/S (Services -
 Commercial & Consumer) ...............        9,600           1,169,792
Novo Nordisk A/S (Health Care -
 Drugs/Pharmacueticals)................        8,500           1,800,468
Vestas Wind Systems A/S (Electrical
 Equipment)............................       27,600           1,492,987
TOTAL DENMARK                                                  5,251,194
                                                           ---------------
FINLAND (6.0%)
Comptel Oyj (Data & Imaging Services) +       46,400             641,057
Elisa Communications Oyj (Telephone
 Long Distance) .......................       31,800             881,385
JOT Automation Group Oyj (Data &
 Imaging Services) ....................      427,500           1,485,631
Nokia Oyj, ADR (Communications
 Equipment)............................       77,600           3,317,400
Stonesoft Oyj (Communications
 Equipment)............................      100,000           1,572,298
Tecnomen Oyj (Cellular/Wireless
 Telecommunications) + ................       65,200             450,398
TOTAL FINLAND                                                  8,348,169
                                                           ---------------
FRANCE (8.8%)
Alcatel (Communications Equipment) ....       34,400           2,096,420
Altran Technologies SA (Data & Imaging
 Services).............................        7,900           1,613,076
Coflexip SA (Oil Services) ............       19,200           2,221,390
Genset (Biotechnology & Medical
 Products) + ..........................       33,300             545,288
PSA Peugeot Citroen (Automotive) ......        6,400           1,177,147
Schneider Electric SA (Electrical
 Equipment)............................       34,000           2,211,812
Societe Television Francaise 1
 (Broadcasting - TV, Radio & Cable) ...       12,400             675,808
Total Fina Elf (Oil) ..................       12,022           1,718,008
TOTAL FRANCE                                                  12,258,949
                                                           ---------------
GERMANY (2.7%)
Buderus AG (Forest Products & Building
 Materials)............................       88,700           1,687,839
Deutsche Lufthansa AG (Air Transport) .       75,200           1,485,131
Tecis Holding AG (Investment
 Management)...........................        8,200             592,862
TOTAL GERMANY                                                  3,765,832
                                                           ---------------
HONG KONG (1.4%)
China Mobile (Hong Kong) Ltd.,  ADR
 (Cellular/Wireless Telecommunications)       65,800           2,015,125
 +.....................................
                                                           ---------------
IRELAND (1.2%)
Bank of Ireland (Financial -
 Diversified)..........................       67,800             511,746
                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
IRELAND (CONTINUED)
CRH Plc (Construction) ................       78,015           1,189,224
TOTAL IRELAND                                                  1,700,970
                                                           ---------------
ITALY (2.2%)
Banca Nazionale del Lavoro (Banks &
 Thrifts) + ...........................      452,300           1,464,472
Telecom Italia SpA (Other
 Telecommunications)...................      191,100           1,623,003
TOTAL ITALY                                                    3,087,475
                                                           ---------------
JAPAN (16.3%)
Amada Co., Ltd. (Machinery -
 Diversified)..........................      193,000           1,502,427
Canon, Inc. (Electrical Machinery &
 Instruments)..........................       53,000           2,101,749
Crayfish Co., Ltd. (Data & Imaging
 Services) + ..........................       47,200              73,750
Fast Retailing Co., Ltd. (Retail
 Speciality - Apparel) ................       10,400           2,557,377
Honda Motor Co. (Automotive) ..........       50,000           1,726,349
Internet Initiative Japan Inc.,  ADR
 (Computers Software/Services) ........       29,200             730,000
ITOCHU Corp. (Metal Fabricators) ......      351,000           1,494,780
Nippon Telegraph & Telephone Corp.
 (Other Telecommunications) ...........          107             973,084
Nippon Yusen KK (Shipping) ............      285,000           1,336,386
NTT DoCoMo, Inc.
 (Other Telecommunications) + .........          148           3,646,121
Promise Co., Ltd. (Consumer Finance) ..        8,600             645,059
Softbank Corp. (Semiconductors &
 Electronics)..........................       19,700           1,181,747
Sony Corp. (Semiconductors &
 Electronics)..........................       32,300           2,579,504
Takefuji Corp. (Consumer Finance) .....        9,700             959,429
TOSHIBA Corp. (Electrical Machinery &
 Instruments)..........................      177,000           1,264,401
TOTAL JAPAN                                                   22,772,163
                                                           ---------------
NETHERLANDS (18.3%)
ABN AMRO Holding NV (Banks & Thrifts) .      136,800           3,165,481
Crucell NV (Biotechnology &
 Medical Products) + ..................       47,700             612,522
Fortis (NL) NV (Financial -
 Diversified)..........................      107,100           3,268,007
Gucci Group (Textiles - Apparel) ......       21,300           2,076,196
ING Groep NV (Financial - Diversified)        41,391           2,838,917
Koninklijke (Royal) Philips Electronics
 NV (Electronics - Component Dist.) ...      121,584           4,772,459
Koninklijke Ahold NV (Food & Drug
 Retail)...............................       85,057           2,467,788
STMicroelectronics NV (Electronics -
 Semiconductors).......................       43,200           2,176,840
United Pan-Europe Communications NV
 (Other Telecommunications) + .........      109,700           1,920,073
Van der Moolen Holding NV (Investment
 Banking/Brokerage)....................       27,700           2,236,329
TOTAL NETHERLANDS                                             25,534,612
                                                           ---------------
SOUTH KOREA (1.0%)
Samsung Electronics (Semiconductors &         42,800           1,396,350
 Electronics)..........................
                                                           ---------------
SPAIN (1.1%)
Telefonica SA (Other                          82,205           1,565,641
 Telecommunications) + ................
                                                           ---------------
                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                         -------------     ---------------
SWEDEN (4.3%)
Adcore AB (Semiconductors &
 Electronics) + .......................       79,000             324,042
HiQ International AB (Services - Data
 Processing)...........................      123,150             995,524
Skandinaviska Enskilda Banken (Banks &
 Thrifts)..............................      161,800           1,905,429
Telefonaktiebolaget LM Ericsson AB, ADR
 (Semiconductors & Electronics) .......       85,100           1,180,763
Telelogic AB (Semiconductors &
 Electronics) + .......................      247,200           1,628,263
TOTAL SWEDEN                                                   6,034,021
                                                           ---------------
SWITZERLAND (5.5%)
Actelion Ltd. (Drugs) .................        2,800           1,237,973
Gretag Imaging Group (Producer Goods) +       12,100           2,173,572
Logitech International SA (Computers -
 Peripherals) + .......................        7,424           2,270,842
Swatch Group AG (The) (Consumer
 Specialties)..........................          730             966,242
Tecan AG (Biotechnology & Medical
 Products).............................        1,025           1,100,189
TOTAL SWITZERLAND                                              7,748,818
                                                           ---------------
TAIWAN (0.5%)
Taiwan Semiconductor Manufacturing Co.,       31,200             707,850
 Ltd. (Electronics - Semiconductors) +
                                                           ---------------
UNITED KINGDOM (14.2%)
AstraZeneca Group Plc (Drugs) .........       33,700           1,607,069
Cable & Wireless Plc (Other
 Telecommunications) + ................      187,500           2,654,529
Celltech Group Plc (Biotechnology &
 Medical Products) + ..................       49,900             992,665
Cobham Plc (Aerospace/Defense) ........       86,500           1,391,046
Lloyds TSB Group Plc (Diversified
 Financial Services) ..................      190,614           1,943,003
Shell Transport & Trading Co. (Oil) ...      204,200           1,644,140
Shire Pharmaceuticals Group Plc (Drugs)
 +.....................................       16,100           1,012,287
Viatel, Inc. (Other Telecommunications)
 +.....................................      110,700           1,065,487
Vodafone AirTouch Plc
 (Cellular/Wireless Telecommunications)    1,340,272           5,580,562
WPP Group Plc (Commercial Services) ...      143,300           1,924,729
TOTAL UNITED KINGDOM                                          19,815,517
                                                           ---------------
TOTAL COMMON STOCKS                                          130,164,474
 (COST $138,591,959)
                                                           ---------------
                                          PRINCIPAL
                                           AMOUNT
                                         -------------
SHORT-TERM INVESTMENTS (6.5%)
Raytheon Co.,Zero Coupon,11/01/00 .....  $ 4,552,000           4,552,000
Reliant Energy Resources,Zero
 Coupon,11/01/00.......................    4,552,000           4,552,000
TOTAL SHORT-TERM INVESTMENTS                                   9,104,000
 (COST $9,104,000)
                                                           ---------------
TOTAL INVESTMENTS (COST
 $147,695,959)(A)                                            139,268,474
OTHER ASSETS LESS LIABILITIES                                    435,588
                                                           ---------------
TOTAL NET ASSETS                                            $139,704,062
                                                           ---------------


    See Notes to Portfolio of Investments.                                    19

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
INTERNATIONAL (CONTINUED)

                                           NUMBER OF            MARKET
                                            SHARES              VALUE
                                          -------------     --------------
SWEDEN (4.3%)
Adcore AB (Semiconductors & Electronics)
 +......................................       79,000       $    324,042
HiQ International AB
 (Services - Data Processing) ..........      123,150            995,524
Skandinaviska Enskilda Banken (Banks &
 Thrifts)...............................      161,800          1,905,429
Telefonaktiebolaget LM Ericsson AB, ADR
 (Semiconductors & Electronics) ........       85,100          1,180,763
Telelogic AB (Semiconductors &
 Electronics) + ........................      247,200          1,628,263
                                                            --------------
TOTAL SWEDEN                                                   6,034,021
                                                            --------------
SWITZERLAND (5.5%)
Actelion Ltd. (Drugs)...................        2,800          1,237,973
Gretag Imaging Group (Producer Goods) +        12,100          2,173,572
Logitech International SA (Computers -
 Peripherals)+..........................        7,424          2,270,842
Swatch Group AG (The) (Consumer
 Specialties)...........................          730            966,242
Tecan AG (Biotechnology & Medical
 Products...............................        1,025          1,100,189
                                                            --------------
TOTAL SWITZERLAND                                              7,748,818
                                                            --------------
TAIWAN (0.5%)
Taiwan Semiconductor Manufacturing Co.,        31,200            707,850
 Ltd. (Electronics - Semiconductors) + .                    --------------

UNITED KINGDOM (14.2%)
AstraZeneca Group Plc (Drugs)...........       33,700          1,607,069
Cable & Wireless Plc
 (Other Telecommunications) + ..........      187,500          2,654,529
Celltech Group Plc
 (Biotechnology & Medical Products) + ..       49,900            992,665
Cobham Plc (Aerospace/Defense)..........       86,500          1,391,046
Lloyds TSB Group Plc (Diversified
 Financial Services)....................      190,614          1,943,003
Shell Transport & Trading Co. (Oil).....      204,200          1,644,140
Shire Pharmaceuticals Group Plc (Drugs)
 +......................................       16,100          1,012,287
Viatel, Inc. (Other Telecommunications)
 +......................................      110,700          1,065,487
Vodafone AirTouch Plc
 (Cellular/Wireless Telecommunications)     1,340,272          5,580,562
WPP Group Plc (Commercial Services) ....      143,300          1,924,729
                                                            --------------
TOTAL UNITED KINGDOM                                          19,815,517
                                                            --------------
TOTAL COMMON STOCKS                                          130,164,474
 (COST $138,591,959)                                        --------------

                                           PRINCIPAL
                                            AMOUNT
                                          -------------
SHORT-TERM INVESTMENTS (6.5%)
Raytheon Co., Zero Coupon, 11/01/00....  $  4,552,000          4,552,000
Reliant Energy Resources, Zero Coupon,
 11/01/00..............................     4,552,000          4,552,000
                                                            --------------
TOTAL SHORT-TERM INVESTMENTS                                   9,104,000
 (COST $9,104,000)                                          --------------
TOTAL INVESTMENTS
(COST $147,695,959)(a)                                       139,268,474
OTHER ASSETS LESS LIABILITIES                                    435,588
                                                            --------------
TOTAL NET ASSETS                                            $139,704,062
                                                            --------------
                                                            --------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal tax purposes amounts to $149,835,753. Unrealized gains and losses, based on identified tax cost at October 31, 2000, are as follows:

 Unrealized gains.............................$  5,835,654
 Unrealized losses............................$(16,402,933)
                                              ------------
    Net unrealized loss.......................$(10,567,279)
                                              ============

+ Non-income producing security.

ADR - American Depositary Receipt

Category percentages are based on net assets.



20 See Notes to Financial Statements.

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
SMALL COMPANY


                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
COMMON STOCKS (79.9%)
AGRICULTURE (0.4%)
Delta and Pine Land Co. ..............        39,100             955,506
                                                           ---------------
AIRLINES (0.5%)
America West Holdings Corp. + ........       130,700           1,298,831
                                                           ---------------
BANKS - REGIONAL (1.3%)
Banknorth Group, Inc. ................       188,700           3,420,188
                                                           ---------------
BIOTECHNOLOGY (5.8%)
Alliance Pharmaceutical Corp. + ......        85,100           1,202,037
ArQule, Inc. + .......................       131,600           3,043,250
BioTransplant Inc. + .................       113,000           1,511,375
Cambridge Antibody Technology Group
 Plc + ...............................         9,700             602,150
Cell Genesys, Inc. + .................        18,300             422,044
Corvas International, Inc. + .........       142,800           3,034,500
Immunomedics, Inc. + .................        75,000           1,734,375
NPS Pharmaceuticals, Inc. + ..........        32,600           1,397,725
Trimeris, Inc. + .....................        29,000           2,051,750
                                                              14,999,206
                                                           ---------------
BROADCASTING - TV, RADIO & CABLE (0.2%)
Citadel Communications Corp. + .......        46,400             562,600
                                                           ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (1.6%)
Arch Wireless, Inc. + ................       351,200           1,053,600
Boston Communications Group, Inc. + ..       130,150           3,074,794
                                                               4,128,394
                                                           ---------------
CHEMICALS - SPECIALITY (2.2%)
Alcide Corp. + .......................        36,900           1,134,675
Cambrex Corp. ........................        81,500           3,254,906
Grace (W.R.) & Co. + .................       319,300           1,217,331
                                                               5,606,912
                                                           ---------------
COMMUNICATIONS EQUIPMENT (1.0%)
CommScope, Inc. + ....................        63,500           1,607,344
NorthPoint Communications Group, Inc.
 +....................................       126,600             854,550
                                                               2,461,894
                                                           ---------------
COMPUTERS - HARDWARE (0.6%)
Electronics for Imaging, Inc. + ......       103,500           1,604,250
                                                           ---------------
COMPUTERS - PERIPHERALS (2.3%)
Oak Technology, Inc. + ...............       147,500           4,139,219
Storage Technology Corp. + ...........       119,300           1,163,175
Vertex Interactive, Inc. + ...........        34,900             523,500
                                                               5,825,894
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (1.7%)
Avant! Corp. + .......................       145,600           2,447,900
Clarus Corp. .........................        58,500             585,000
Entrust Technologies, Inc. + .........        46,600           1,430,038
                                                               4,462,938
                                                           ---------------
CONSUMER - JEWELRY/NOVELTIES (1.8%)
American Greeting Corp. - Class A ....       146,700           2,668,106
Lancaster Colony Corp. ...............        83,900           1,982,138
                                                               4,650,244
                                                           ---------------
CONSUMER SERVICES (0.7%)
Cheap Tickets, Inc. + ................       165,500           1,758,438
                                                           ---------------
                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
CONTAINERS/PACKAGING - PAPER (0.3%)
Packaging Corp. of America + .........        53,200             781,375
                                                           ---------------
ELECTRIC COMPANIES (3.4%)
Alliant Energy Corp. .................        78,400           2,376,500
El Paso Electric Co. + ...............       177,900           2,133,021
IDACORP, Inc. ........................        48,500           2,391,656
Western Resources,  Inc. .............        91,700           1,960,088
                                                               8,861,265
                                                           ---------------
ELECTRICAL EQUIPMENT (5.3%)
ACT Manufacturing, Inc. + ............        36,100           1,186,788
Benchmark Electronics, Inc. + ........        35,500           1,428,875
C-COR.net Corp. + ....................       136,900           2,139,062
Energy Conversion Devices, Inc. + ....        40,000           1,295,000
Sensormatic Electronics Corp. + ......       171,800           3,092,400
Three-Five Systems, Inc. + ...........        68,900           2,377,050
Zomax Inc. + .........................       351,300           2,129,756
                                                              13,648,931
                                                           ---------------
ELECTRONICS - INSTRUMENTS (1.4%)
Alpha Industries, Inc. + .............        68,000           2,711,500
II-VI Inc. + .........................        42,300             875,081
Zygo Corp. ...........................         2,400             118,800
                                                               3,705,381
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (2.5%)
AstroPower, Inc. + ...................        14,000             815,500
REMEC, Inc. + ........................       102,100           3,043,856
SIPEX Corp. + ........................        64,400           2,535,750
                                                               6,395,106
                                                           ---------------
EQUIPMENT - SEMICONDUCTORS (0.5%)
Veeco Instruments Inc. + .............        20,300           1,343,923
                                                           ---------------
FINANCIAL - DIVERSIFIED (1.2%)
Bedford Property Investors, Inc. .....        65,600           1,291,500
Doral Financial Corp. ................        97,500           1,742,813
                                                               3,034,313
                                                           ---------------
FOODS (2.8%)
Flowers Industries, Inc. .............        87,200           1,340,700
Suiza Foods Corp. + ..................        61,200           2,834,325
Universal Foods Corp. ................       155,400           3,069,150
                                                               7,244,175
                                                           ---------------
FOOTWEAR (1.4%)
Reebok International Ltd. + ..........       165,400           3,566,438
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (1.3%)
Argosy Gaming Co. + ..................       121,700           1,977,625
Isle of Capris Casinos, Inc. + .......       122,900           1,351,900
                                                               3,329,525
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACUETICALS (3.4%)
Genelabs Technologies, Inc. + ........       343,000           1,790,031
Guilford Pharmaceuticals Inc. + ......        75,600           1,866,375
Keryx Biopharmaceuticals, Inc. + .....        49,400             691,600
SICOR Inc. + .........................       179,200           2,296,000
Taro Pharmaceutic Industries, Ltd. + .        92,800           2,250,400
                                                               8,894,406
                                                           ---------------
                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
HEALTH CARE - MANAGED CARE (2.1%)
First Health Group Corp. + ...........        65,000           2,535,000
Foundation Health Systems, Inc. + ....       136,700           2,759,631
                                                               5,294,631
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.1%)
Respironics, Inc. + ..................        88,200           1,730,925
STAAR Surgical Co. + .................        69,800           1,099,350
                                                               2,830,275
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (4.2%)
AmeriPath, Inc. + ....................        76,400           1,370,425
Apria Healthcare Group, Inc. + .......        66,000           1,320,000
FuelCell Energy, Inc. + ..............        10,400             796,250
Pharmaceutical Product Development,
 Inc. + ..............................       116,800           3,657,300
Renal Care Group, Inc. + .............        72,200           1,696,700
Syntroleum Corp. + ...................       102,800           2,004,600
                                                              10,845,275
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (1.1%)
Horace Mann Educators Corp. ..........       117,100           1,968,744
RenaissanceRe Holdings Ltd. ..........        11,800             856,237
                                                               2,824,981
                                                           ---------------
INVESTMENT BANKING/BROKERAGE (0.5%)
Waddel & Reed Financial Inc. - Class A        36,700           1,169,813
                                                           ---------------
INVESTMENT MANAGEMENT (2.1%)
American Capital Strategies, Ltd. ....       114,300           2,521,744
T. Rowe Price & Associates ...........        61,800           2,893,012
                                                               5,414,756
                                                           ---------------
MANUFACTURING - SPECIALIZED (0.6%)
Insituform Technologies, Inc. + ......        44,100           1,573,819
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.9%)
Southwest Gas Corp. ..................       113,400           2,367,225
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (1.1%)
Input/Output, Inc. + .................       185,900           1,568,531
Seitel, Inc. + .......................        81,500           1,222,500
                                                               2,791,031
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (2.6%)
Cabot Oil & Gas Corp. ................        74,800           1,467,950
Forcenergy Inc. ......................        51,300           1,115,775
HS Resources, Inc. + .................        41,100           1,279,237
Triton Energy Ltd. + .................        61,900           1,903,425
Vintage Petroleum, Inc. + ............        48,400           1,022,450
                                                               6,788,837
                                                           ---------------
OIL & GAS - REFINING & MARKETING (0.4%)
Valero Energy Corp. ..................        32,900           1,087,756
                                                           ---------------
PAPER & FOREST PRODUCTS (1.2%)
Louisiana-Pacific Corp. ..............       149,400           1,269,900
MCSi, Inc. + .........................        63,700           1,831,375
                                                               3,101,275
                                                           ---------------
PERSONAL CARE (0.5%)
Carter-Wallace, Inc. .................        43,600           1,196,275
                                                           ---------------
PHOTOGRAPHY/IMAGING (0.4%)
Infocus Corp. + ......................        25,500           1,126,781
                                                           ---------------
                                         NUMBER OF         MARKET VALUE
                                           SHARES
                                        --------------     ---------------
PUBLISHING (0.9%)
Reader's Digest Association, Inc.             64,000           2,348,000
 (The)................................
                                                           ---------------
RESTAURANTS (1.2%)
CBRL Group, Inc. .....................        78,800           1,408,550
Sonic Corp. + ........................        48,800           1,781,200
                                                               3,189,750
                                                           ---------------
RETAIL - HOME SHOPPING (0.8%)
ValueVision International, Inc. + ....       107,800           2,182,950
                                                           ---------------
RETAIL - SPECIALITY (0.8%)
Casey's General Stores, Inc. .........       156,200           1,952,500
                                                           ---------------
RETAIL STORES - DRUG STORE (1.0%)
Caremark Rx, Inc. + ..................       203,500           2,543,750
                                                           ---------------
SAVINGS & LOAN COMPANIES (3.6%)
Astoria Financial Corp. ..............        92,100           3,453,750
Independence Community Bank Corp. ....       133,800           1,965,187
Net.b@nk, Inc. + .....................       228,000           1,980,750
Roslyn Bancorp, Inc. .................        57,200           1,240,525
Webster Financial Corp. ..............        28,900             704,438
                                                               9,344,650
                                                           ---------------
SERVICES - ADVERTISING/MARKETING (2.0%)
ACNielsen Corp. + ....................        54,400           1,302,200
R.H. Donnelley Corp. + ...............       164,700           3,726,338
                                                               5,028,538
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (4.9%)
Chinadotcom Corp. ....................       196,300           1,987,538
F.Y.I. Inc. + ........................        54,300           2,178,788
Getty Images, Inc. + .................        14,300             454,025
Pittston Brink's Group ...............       172,300           2,735,262
Sunrise Assisted Living, Inc. + ......        54,000           1,262,250
Sylvan Learning Systems, Inc. + ......       259,000           3,998,312
                                                              12,616,175
                                                           ---------------
SERVICES - FACILITIES/ENVIRONMENTAL (0.5%)
Tetra Technologies Inc. + ............        37,300           1,296,175
                                                           ---------------
SHIPPING (0.8%)
Trico Marine Services, Inc. + ........       127,800           2,124,675
                                                           ---------------
STEEL (0.4%)
Maverick Tube Corp. ..................        59,600             927,525
                                                           ---------------
TEXTILES - APPAREL (0.6%)
Russell Corp. ........................       100,200           1,603,200
TOTAL COMMON STOCKS                                          206,110,751
 (COST $199,275,609)
                                                           ---------------
                                         PRINCIPAL
                                           AMOUNT
                                        --------------
SHORT-TERM INVESTMENTS (20.2%)
Federal Home Loan Mortgage Corp.,
 6.43%,07/18/00 ......................  $ 15,000,000          14,984,000
Student Loan Marketing
 Assoc.,6.38%,11/01/00................    10,000,000          10,000,000
Student Loan Marketing
 Assoc.,6.45%,11/01/00................    25,620,000          25,619,999
U.S. Treasury Bill,6.04%,11/09/00 @ ..       200,000             199,732
U.S. Treasury Bill,6.14%,11/09/00 @...     1,400,000           1,398,092
TOTAL SHORT-TERM INVESTMENTS                                  52,201,823
 (COST $52,201,823)
                                                           ---------------
                                                           MARKET VALUE

                                                           ---------------
TOTAL INVESTMENTS
 (COST $251,477,432)(A)                                     $258,312,574
OTHER ASSETS LESS LIABILITIES                                   (343,213  )
                                                           ---------------
TOTAL NET ASSETS                                            $257,969,361
                                                           ---------------


    See Notes to Portfolio of Investments.                                    21

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
SMALL COMPANY (CONTINUED)

22 See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$253,627,252. Unrealized gains and losses, based on identified tax cost at
October 31, 2000, are as follows:
Unrealized gains............................            $  21,198,527
Unrealized losses...........................             (16,513,205)
                                              -----------------------
 Net unrealized gain........................            $   4,685,322
                                              =======================


Information concerning open futures contracts at October 31, 2000 is shown below:
                                    NOTIONAL
                        NO. OF       MARKET     EXPIRATION      UNREALIZED
                      CONTRACTS      VALUE         DATE         GAIN/(LOSS)
                      ----------  ------------  -----------  -----------------
   LONG CONTRACTS
--------------------
Russell 2000 Index
Futures.............
                          74      $18,518,500     Dec 00      $  (1,618,843)
                                  ===========                ===============


+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 2000.

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        23

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
VALUE OPPORTUNITY


                                          NUMBER OF        MARKET VALUE
                                            SHARES
                                          ------------     --------------
COMMON STOCKS (95.8%)
AEROSPACE/DEFENSE (2.8%)
Boeing Co. .............................     4,600              311,938
                                                           --------------
BEVERAGES - ALCOHOLIC (1.5%)
Anheuser-Busch Co., Inc. ...............     3,600              164,700
                                                           --------------
BEVERAGES - NON-ALCOHOLIC (1.3%)
Pepsi Bottling Group, Inc. (The) .......     4,200              145,425
                                                           --------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (2.7%)
Western Wireless Corp. .................     6,400              304,000
                                                           --------------
COMMUNICATIONS EQUIPMENT (0.6%)
Lucent Technologies, Inc. ..............     3,000               69,938
                                                           --------------
COMPUTERS - HARDWARE (1.3%)
International Business Machines Corp. ..     1,500              147,750
                                                           --------------
COMPUTERS - PERIPHERALS (2.6%)
Lexmark International Group, Inc. + ....     7,100              291,100
                                                           --------------
COMPUTERS SOFTWARE/SERVICES (7.7%)
America Online, Inc. + .................     7,750              390,832
Microsoft Corp. + ......................     6,950              478,681
                                                           --------------
                                                                869,513
                                                           --------------
ELECTRIC COMPANIES (2.3%)
Southern Energy, Inc. + ................     9,300              253,425
                                                           --------------
ELECTRICAL EQUIPMENT (4.2%)
General Electric Co. ...................     8,700              476,869
                                                           --------------
ELECTRONICS - INSTRUMENTS (3.1%)
Perkin Elmer, Inc. .....................     2,900              346,550
                                                           --------------
ELECTRONICS - SEMICONDUCTORS (3.2%)
Intel Corp. ............................     7,900              355,500
                                                           --------------
ENTERTAINMENT (3.7%)
Walt Disney Co. (The) + ................    11,550              413,634
                                                           --------------
FINANCIAL - DIVERSIFIED (6.3%)
Ambac Financial Group, Inc. ............     2,300              183,569
Citigroup Inc. .........................    10,033              527,986
                                                                711,555
                                                           --------------
HEALTH CARE - DRUGS (4.4%)
Alza Corp. + ...........................     3,050              246,859
Mylan Laboratories, Inc. ...............     8,700              243,600
                                                                490,459
                                                           --------------
HEALTH CARE - DRUGS/PHARMACUETICALS (7.1%)
Pfizer, Inc. ...........................     8,375              361,695
Pharmacia Corp. ........................     8,000              440,000
                                                                801,695
                                                           --------------
HEALTH CARE - HOSPITAL MANAGEMENT (3.3%)
Tenet Healthcare Corp. .................     9,550              375,434
                                                           --------------
HEALTH CARE DIVERSIFIED (2.6%)
Abbott Laboratories ....................     5,450              287,828
                                                           --------------
INSURANCE - LIFE/HEALTH (2.0%)
MetLife, Inc. + ........................     8,250              227,906
                                                           --------------
INSURANCE - MULTI-LINE (4.5%)
American International Group, Inc. .....     3,400              333,200
Hartford Financial Services Group, Inc.      2,300              171,206
                                                                504,406
                                                           --------------
                                          NUMBER OF        MARKET VALUE
                                            SHARES
                                          ------------     --------------
INVESTMENT BANKING/BROKERAGE (2.5%)
Lehman Brothers Holdings Inc. ..........     2,100          $   135,450
Merrill Lynch & Co., Inc. ..............     2,000              140,000
                                                                275,450
                                                           --------------
MANUFACTURING - DIVERSIFIED (4.0%)
Tyco International Ltd. ................     8,000              453,500
                                                           --------------
MANUFACTURING - SPECIALIZED (3.8%)
United Technologies Corp. ..............     6,050              422,366
                                                           --------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (3.4%)
Williams Co., Inc. (The) ...............     9,100              380,494
                                                           --------------
OIL & GAS - DRILLING & EQUIPMENT (2.2%)
Halliburton Co. ........................     4,200              155,663
Noble Drilling Corp. + .................     2,100               87,281
                                                                242,944
                                                           --------------
OIL & GAS - EXPLORATION/PRODUCTION (3.1%)
Kerr-McGee Corp. .......................     5,400              352,688
                                                           --------------
OIL & GAS - REFINING & MARKETING (1.9%)
Tosco Corp. ............................     7,550              216,119
                                                           --------------
REIT DIVERSIFIED (1.6%)
Spieker Properties, Inc. ...............     3,200              177,200
                                                           --------------
RETAIL - BUILDING SUPPLIES (1.2%)
Home Depot, Inc. .......................     3,200              137,600
                                                           --------------
RETAIL - GENERAL MERCHANDISE CHAIN (2.2%)
Costco Wholesale Corp. + ...............     6,700              245,388
                                                           --------------
SERVICES - DATA PROCESSING (2.7%)
First Data Corp. .......................     6,150              308,269
                                                           --------------
TOTAL COMMON STOCKS (COST $9,401,828)                        10,761,643
                                                           --------------
                                          PRINCIPAL
                                           AMOUNT
                                         ------------
SHORT-TERM INVESTMENTS (4.2%)
Federal Farm Credit Bank,6.45%,11/01/00    476,000              476,000
TOTAL SHORT-TERM INVESTMENTS                                    476,000
 (COST $476,000)
                                                           --------------
TOTAL INVESTMENTS (COST $9,877,828)(A)                       11,237,643
OTHER ASSETS LESS LIABILITIES                                       360
                                                           --------------
TOTAL NET ASSETS                                            $11,238,003
                                                           --------------


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$9,888,738. Unrealized gains and losses, based on identified tax cost at
October 31, 2000, are as follows:
Unrealized gains..............................            $1,699,505
Unrealized losses.............................             (350,600)
                                                --------------------
 Net unrealized gain..........................            $1,348,905
                                                ====================


+ Non-income producing security.

Category percentages are based on net assets.

24 See Notes to Financial Statements.

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
TECHNOLOGY


                                         NUMBER OF        MARKET VALUE
                                           SHARES
                                         ------------     --------------
COMMON STOCKS (94.9%)
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.0%)
Nextel Communications, Inc. + .........        50                1,922
                                                          --------------
COMMUNICATIONS EQUIPMENT (10.9%)
ADC Telecommunications, Inc. + ........    11,200              239,400
Corning, Inc. .........................     9,150              699,975
Nokia Oyj, ADR ........................    15,800              675,450
                                                             1,614,825
                                                          --------------
COMPUTERS - HARDWARE (8.3%)
Gateway, Inc. + .......................     6,100              314,821
National Instruments Corp. + ..........     4,850              226,435
Sun Microsystems, Inc. + ..............     6,150              681,881
                                                             1,223,137
                                                          --------------
COMPUTERS - NETWORKING (5.2%)
Cisco Systems, Inc. + .................    14,200              765,025
                                                          --------------
COMPUTERS - PERIPHERALS (8.1%)
EMC Corp. + ...........................    13,500            1,202,344
                                                          --------------
COMPUTERS SOFTWARE/SERVICES (15.9%)
Adobe Systems, Inc. ...................     6,300              479,194
Ariba, Inc. + .........................     2,350              296,981
Cadence Design Systems, Inc. + ........    11,900              305,681
Microsoft Corp. + .....................     5,000              344,375
VERITAS Software Corp. + ..............     3,450              486,504
Yahoo! Inc. + .........................     7,350              430,894
                                                             2,343,629
                                                          --------------
ELECTRICAL EQUIPMENT (4.5%)
Flextronics International Ltd. + ......     7,000              266,000
Solectron Corp. + .....................     9,200              404,800
                                                               670,800
                                                          --------------
ELECTRONICS - SEMICONDUCTORS (26.4%)
Altera Corp. + ........................     8,600              352,063
Analog Devices, Inc. + ................     2,300              149,500
Cirrus Logic, Inc. + ..................    20,500              884,062
Intel Corp. ...........................    13,900              625,500
Linear Technology Corp. ...............     4,400              284,075
Maxim Integrated Products, Inc. + .....     3,200              212,200
STMicroelectronics NV .................     6,400              332,400
Texas Instruments, Inc. ...............     4,950              242,859
Xilinx, Inc. + ........................    11,350              822,166
                                                             3,904,825
                                                          --------------
EQUIPMENT - SEMICONDUCTORS (11.2%)
Applied Materials, Inc. + .............     9,000              478,125
KLA-Tencor Corp. + ....................     5,750              194,422
Novellus Systems, Inc. + ..............    15,100              618,156
Teradyne, Inc. + ......................    11,400              356,250
                                                             1,646,953
                                                          --------------
TELEPHONE (2.5%)
Verizon Communications ................     6,300              364,219
                                                          --------------
                                         NUMBER OF        MARKET VALUE
                                           SHARES
                                         ------------     --------------
TELEPHONE LONG DISTANCE (1.9%)
WorldCom, Inc. + ......................    12,050              286,187
TOTAL COMMON STOCKS (COST $14,489,824)                      14,023,866
                                                          --------------
TOTAL INVESTMENTS (COST $14,489,824)(A)                     14,023,866
OTHER ASSETS LESS LIABILITIES                                  750,307
                                                          --------------
TOTAL NET ASSETS                                           $14,774,173
                                                          --------------


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$14,506,253. Unrealized gains and losses, based on identified tax cost at
October 31, 2000, are as follows:
Unrealized gains.............................            $  1,059,032
Unrealized losses............................             (1,541,419)
                                               ----------------------
 Net unrealized loss.........................            $  (482,387)
                                               ======================


+ Non-income producing security.

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        25

CAPITAL APPRECIATION FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000



ASSETS:
Investments, at market value ..........................................
Cash ..................................................................
Cash denominated in foreign currencies ................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Recoverable foreign taxes ............................................
 Variation margin .....................................................
 Reimbursement from Investment Adviser ................................
Prepaid expenses ......................................................
Other assets ..........................................................
     Total assets .....................................................
LIABILITIES:
Payable for:
 Investments purchased ................................................
 Fund shares redeemed .................................................
Other liabilities......................................................
     Total liabilities ................................................
     NET ASSETS .......................................................
NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................
Net unrealized gain (loss) on investments and open futures contracts ..
Undistributed net investment income ...................................
Accumulated net realized gain (loss) on investments ...................
     NET ASSETS .......................................................

Cost of investments ...................................................
Cost of cash denominated in foreign currencies ........................
CAPITAL SHARES, $.001 PAR VALUE:
Class I:
 Outstanding ..........................................................
 Net Assets ...........................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .......................................
Class A:
 Outstanding ..........................................................
 Net Assets ...........................................................
 Net Asset Value and redemption price per share (net assets divided by shares outstanding) ..................................................
 Offering price (net asset value divided by 1 minus maximum sales load)
Class B:
 Outstanding ..........................................................
 Net Assets ...........................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .......................................
Class C:
 Outstanding ..........................................................
 Net Assets ...........................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .......................................


26 See Notes to Financial Statements.

         GROWTH        INTERNATIONAL    SMALL COMPANY   VALUE OPPORTUNITY    TECHNOLOGY
     ---------------  ---------------  ---------------  -----------------  ----------------

      $401,059,900     $139,268,474     $258,312,574       $11,237,643       $14,023,866
             7,853               --            1,160               672         1,544,506
                --        1,492,382               --                --                --

            37,844           62,082           53,656             2,145            27,691
                --        2,295,401        4,173,444                --           331,491
            98,403          312,883          205,443            18,807            30,826
                --           88,637               --                --                --
                --               --          505,050                --                --
                --            3,288               --             4,810             5,100
             4,373            1,661            3,083               122               181
                --           10,592               --                --                --
      ------------     ------------     ------------       -----------       -----------
       401,208,373      143,535,400      263,254,410        11,264,199        15,963,661
      ------------     ------------     ------------       -----------       -----------


        14,677,253        2,908,160        4,850,219                --         1,125,590
            22,703          716,976          156,012            10,000            33,121
           317,677          206,202          278,818            16,196            30,777
      ------------     ------------     ------------       -----------       -----------
        15,017,633        3,831,338        5,285,049            26,196         1,189,488
      ------------     ------------     ------------       -----------       -----------
      $386,190,740     $139,704,062     $257,969,361       $11,238,003       $14,774,173
      ============     ============     ============       ===========       ===========

      $298,509,123     $133,230,014     $239,988,623       $ 8,293,609       $17,604,584
        49,548,695       (8,447,671)       5,216,691         1,359,815          (465,958)
                --               --          725,659                --                --
        38,132,922       14,921,719       12,038,388         1,584,579        (2,364,453)
      ------------     ------------     ------------       -----------       -----------
      $386,190,740     $139,704,062     $257,969,361       $11,238,003       $14,774,173
      ============     ============     ============       ===========       ===========

      $351,511,205     $147,695,959     $251,477,432       $ 9,877,828       $14,489,824
      $         --     $  1,490,603     $         --       $        --       $        --


        11,062,072        3,438,645       12,339,993           244,060           182,883
      $254,208,780     $ 46,654,552     $188,305,667       $ 3,549,899       $ 1,568,614
      $      22.98     $      13.57     $      15.26       $     14.55       $      8.58

         5,441,717        6,164,397        4,167,569           487,976           884,148
      $122,414,944     $ 83,245,436     $ 61,681,569       $ 7,074,416       $ 7,569,244
      $      22.50     $      13.50     $      14.80       $     14.50       $      8.56
      $      23.87     $      14.32     $      15.70       $     15.38       $      9.08


           251,432          120,457           82,395            10,393           273,388
      $  5,710,108     $  1,616,982     $  1,245,773       $   149,482       $ 2,329,168
      $      22.71     $      13.42     $      15.12       $     14.38       $      8.52

           171,015          611,601          448,028            32,380           387,974
      $  3,856,908     $  8,187,092     $  6,736,352       $   464,206       $ 3,307,147
      $      22.55     $      13.39     $      15.04       $     14.34       $      8.52


    See Notes to Financial Statements.                                        27

CAPITAL APPRECIATION FUNDS
STATEMENTS OF OPERATIONS









INVESTMENT INCOME:
Dividends .............................................................
Interest ..............................................................

Foreign taxes withheld on dividends ...................................
     Total investment income ..........................................
INVESTMENT EXPENSES:
Investment advisory fees ..............................................
Administrative services fees ..........................................
Distribution plan fees - Class A ......................................
Distribution plan fees - Class B ......................................
Distribution plan fees - Class C ......................................
Shareholder services fees - Class B ...................................
Shareholder services fees - Class C ...................................
Printing and postage fees .............................................
Custody fees ..........................................................
Transfer agent fees ...................................................
Audit fees ............................................................
Directors' fees .......................................................
Registration fees .....................................................
Miscellaneous expenses ................................................
Expenses before reimbursement and waiver from Investment Adviser ......
Expense reimbursement and waiver from Investment Adviser ..............
     Net investment expenses ..........................................
Net investment income (loss) ..........................................
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments ...........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions
     Net realized gain (loss) on investments ..........................
Net change in unrealized gain or loss on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions
     Net change in unrealized gain or loss on investments .............
Net realized and change in unrealized gain or loss on investments .....
Net increase (decrease) in net assets resulting from operations .......



28 See Notes to Financial Statements.

                                                                                       TECHNOLOGY
                                                                                       ----------
                                                                                       PERIOD FROM
                                                                                      MARCH 1, 2000
              GROWTH        INTERNATIONAL     SMALL COMPANY    VALUE OPPORTUNITY    (COMMENCEMENT OF
            YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED           OPERATIONS)
         OCTOBER 31, 2000  OCTOBER 31, 2000  OCTOBER 31, 2000  OCTOBER 31, 2000    TO OCTOBER 31, 2000
         ----------------  ----------------  ----------------  -----------------   -------------------

           $ 1,160,232      $  1,062,265       $   909,001        $   66,692          $     5,361
             1,589,079           317,646         2,196,018            38,908               29,271
           -----------      ------------       -----------        ----------          -----------
             2,749,311         1,379,911         3,105,019           105,600               34,632
                (5,486)         (111,655)             (107)               --                 (270)
           -----------      ------------       -----------        ----------          -----------
             2,743,825         1,268,256         3,104,912           105,600               34,362
           -----------      ------------       -----------        ----------          -----------

             2,434,112         1,136,501         1,686,622            62,493               88,092
               355,247           133,706           198,427             8,928                8,390
               236,683           174,351            97,776            10,816                9,057
                32,850             7,552             5,601             1,261               10,315
                21,221            41,593            39,261             3,026               12,863
                10,950             2,517             1,867               420                3,438
                 7,074            13,864            13,087             1,009                4,288
                29,036            11,842            13,790             3,577                2,497
                15,201           217,662            38,375             9,350                4,305
               157,065           115,754           162,739            31,261               27,850
                22,755            22,494            21,202            20,063               16,322
                 8,786             2,452             2,790               215                  167
                43,186            24,854            56,545             8,821               60,654
                15,136             5,362             6,111               378                   94
           -----------      ------------       -----------        ----------          -----------
             3,389,302         1,910,504         2,344,193           161,618              248,332
                    --            (2,121)               --           (46,753)             (82,590)
           -----------      ------------       -----------        ----------          -----------
             3,389,302         1,908,383         2,344,193           114,865              165,742
           -----------      ------------       -----------        ----------          -----------
              (645,477)         (640,127)          760,719            (9,265)            (131,380)
           -----------      ------------       -----------        ----------          -----------


            39,643,889        16,836,196         9,994,861         1,529,174           (2,364,453)
               232,031           301,502         2,050,385            68,980                   --
                    --          (649,753)               --                --                   --
           -----------      ------------       -----------        ----------          -----------
            39,875,920        16,487,945        12,045,246         1,598,154           (2,364,453)
           -----------      ------------       -----------        ----------          -----------

             4,776,160       (16,803,006)        2,244,502           151,176             (465,958)
              (363,247)           35,035        (1,407,802)               --                   --
                    --           (11,684)              392                --                   --
           -----------      ------------       -----------        ----------          -----------
             4,412,913       (16,779,655)          837,092           151,176             (465,958)
           -----------      ------------       -----------        ----------          -----------
            44,288,833          (291,710)       12,882,338         1,749,330           (2,830,411)
           -----------      ------------       -----------        ----------          -----------
           $43,643,356      $   (931,837)      $13,643,057        $1,740,065          $(2,961,791)
           ===========      ============       ===========        ==========          ===========



    See Notes to Financial Statements.                                        29

CAPITAL APPRECIATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                         GROWTH
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2000   OCTOBER 31, 1999
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment loss .....................   $    (645,477)     $    (173,440)
Net realized gain on investments.........      39,875,920         36,361,412
Net change in unrealized gain or loss on
 investments.............................       4,412,913         22,675,940
                                            -------------      -------------
 Net increase in net assets resulting
 from operations.........................      43,643,356         58,863,912
                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............              --            (27,477)
 From net realized gains on investments..     (27,940,871)        (1,603,819)
Class A:
 From net realized gains on investments..      (8,441,635)          (220,501)
Class B:
 From net realized gains on investments..        (282,837)                --
Class C:
 From net realized gains on investments..        (206,145)            (5,280)
                                            -------------      -------------
 Decrease in net assets from
 distributions to shareholders...........     (36,871,488)        (1,857,077)
                                            -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............      67,678,774         61,068,750
 Net asset value of shares issued upon
  reinvestment of distributions..........      27,912,381          1,629,572
 Payments for shares redeemed............     (53,520,767)       (34,390,349)
Class A:
 Proceeds from shares sold...............     193,137,350        178,296,560
 Net asset value of shares issued upon
  reinvestment of distributions..........       8,427,695            212,136
 Payments for shares redeemed............    (137,453,196)      (141,521,466)
Class B:
 Proceeds from shares sold...............       3,928,054          1,956,053
 Net asset value of shares issued upon
  reinvestment of distributions..........         271,514                 --
 Payments for shares redeemed............        (344,354)          (125,180)
Class C:
 Proceeds from shares sold...............       2,486,376          1,167,486
 Net asset value of shares issued upon
  reinvestment of distributions..........         203,067              4,074
 Payments for shares redeemed............        (239,774)          (271,809)
                                            -------------      -------------
 Net increase in net assets from fund
 share transactions......................     112,487,120         68,025,827
                                            -------------      -------------
Net change in net assets.................     119,258,988        125,032,662
NET ASSETS:
Beginning of period......................     266,931,752        141,899,090
                                            -------------      -------------
End of period............................   $ 386,190,740      $ 266,931,752
                                            =============      =============
End of period net assets includes
 undistributed net investment income.....   $          --      $          --
                                            =============      =============










SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................       2,842,749          2,995,411
 Number of shares issued upon
  reinvestment of distributions..........       1,307,371             85,273
 Number of shares redeemed...............      (2,236,358)        (1,675,907)
                                            -------------      -------------
 Net increase............................       1,913,762          1,404,777
                                            =============      =============
Class A:
 Number of shares sold...................       8,407,083          8,758,283
 Number of shares issued upon
  reinvestment of distributions..........         402,276             11,278
 Number of shares redeemed...............      (5,956,284)        (6,967,724)
                                            -------------      -------------
 Net increase............................       2,853,075          1,801,837
                                            =============      =============
Class B:
 Number of shares sold...................         167,418             91,615
 Number of shares issued upon
  reinvestment of distributions..........          12,758                 --
 Number of shares redeemed...............         (14,445)            (5,914)
                                            -------------      -------------
 Net increase............................         165,731             85,701
                                            =============      =============
Class C:
 Number of shares sold...................         106,595             56,561
 Number of shares issued upon
  reinvestment of distributions..........           9,606                214
 Number of shares redeemed...............         (10,153)           (13,295)
                                            -------------      -------------
 Net increase............................         106,048             43,480
                                            =============      =============


30 See Notes to Financial Statements.

    See Notes to Financial Statements.                                        31

CAPITAL APPRECIATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                     INTERNATIONAL
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2000   OCTOBER 31, 1999
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment loss .....................   $    (640,127)     $       (204)
Net realized gain on investments.........      16,487,945        10,616,705
Net change in unrealized gain or loss on
 investments.............................     (16,779,655)        3,828,563
                                            -------------      ------------
 Net increase (decrease) in net assets
 resulting from operations...............        (931,837)       14,445,064
                                            -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............              --        (1,770,158)
 From net realized gains on investments..      (4,975,964)       (1,806,974)
Class A:
 From net investment income..............              --          (561,757)
 From net realized gains on investments..      (4,347,608)         (615,742)
Class B:
 From net realized gains on investments..         (33,790)               --
Class C:
 From net investment income..............              --            (8,737)
 From net realized gains on investments..        (162,631)           (9,514)
                                            -------------      ------------
 Decrease in net assets from
 distributions to shareholders...........      (9,519,993)       (4,772,882)
                                            -------------      ------------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............     126,629,677        23,296,782
 Net asset value of shares issued upon
  reinvestment of distributions..........       4,928,139         3,234,912
 Payments for shares redeemed............    (126,989,433)      (25,043,459)
Class A:
 Proceeds from shares sold...............     132,804,691        33,971,389
 Net asset value of shares issued upon
  reinvestment of distributions..........       4,187,219           662,806
 Payments for shares redeemed............     (80,832,997)      (17,565,072)
Class B:
 Proceeds from shares sold...............       1,802,974           312,927
 Net asset value of shares issued upon
  reinvestment of distributions..........          33,222                --
 Payments for shares redeemed............        (167,226)         (115,688)
Class C:
 Proceeds from shares sold...............      11,206,376         1,201,662
 Net asset value of shares issued upon
  reinvestment of distributions..........         132,896             8,770
 Payments for shares redeemed............      (2,866,770)         (140,159)
                                            -------------      ------------
 Net increase in net assets from fund
 share transactions......................      70,868,768        19,824,870
                                            -------------      ------------
Net change in net assets.................      60,416,938        29,497,052
NET ASSETS:
Beginning of period......................      79,287,124        49,790,072
                                            -------------      ------------
End of period............................   $ 139,704,062      $ 79,287,124
                                            =============      ============
End of period net assets includes
 undistributed net investment income.....   $          --      $     75,325
                                            =============      ============
SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................       7,984,698         1,822,893
 Number of shares issued upon
  reinvestment of distributions..........         335,248           309,191
 Number of shares redeemed...............      (7,972,982)       (1,951,528)
                                            -------------      ------------
 Net increase............................         346,964           180,556
                                            =============      ============
Class A:
 Number of shares sold...................       8,553,589         2,624,169
 Number of shares issued upon
  reinvestment of distributions..........         285,427            63,439
 Number of shares redeemed...............      (5,228,852)       (1,407,471)
                                            -------------      ------------
 Net increase............................       3,610,164         1,280,137
                                            =============      ============
Class B:
 Number of shares sold...................         112,825            25,013
 Number of shares issued upon
  reinvestment of distributions..........           2,293                --
 Number of shares redeemed...............         (11,085)           (8,589)
                                            -------------      ------------
 Net increase............................         104,033            16,424
                                            =============      ============
Class C:
 Number of shares sold...................         691,503            96,880
 Number of shares issued upon
  reinvestment of distributions..........           9,078               837
 Number of shares redeemed...............        (188,333)          (11,527)
                                            -------------      ------------
 Net increase............................         512,248            86,190
                                            =============      ============


32 See Notes to Financial Statements.

    See Notes to Financial Statements.                                        33

CAPITAL APPRECIATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                     SMALL COMPANY
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2000   OCTOBER 31, 1999
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................   $    760,719       $    200,027
Net realized gain on investments.........     12,045,246          6,016,547
Net change in unrealized gain or loss on
 investments.............................        837,092          3,721,287
                                            ------------       ------------
 Net increase in net assets resulting
 from operations.........................     13,643,057          9,937,861
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............       (163,951)          (133,799)
 From net realized gains on investments..     (4,075,489)          (180,598)
Class A:
 From net investment income..............        (20,483)           (19,020)
 From net realized gains on investments..     (1,391,975)           (56,084)
Class B:
 From net realized gains on investments..        (10,671)                --
Class C:
 From net investment income..............             --             (1,567)
 From net realized gains on investments..       (152,152)            (7,096)
                                            ------------       ------------
 Decrease in net assets from
 distributions to shareholders...........     (5,814,721)          (398,164)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............    167,417,205         30,751,398
 Net asset value of shares issued upon
  reinvestment of distributions..........      4,218,800            311,160
 Payments for shares redeemed............    (40,994,374)       (16,329,891)
Class A:
 Proceeds from shares sold...............     83,850,353         11,485,209
 Net asset value of shares issued upon
  reinvestment of distributions..........      1,368,208             72,343
 Payments for shares redeemed............    (41,715,002)        (6,543,180)
Class B:
 Proceeds from shares sold...............      1,391,697            225,992
 Net asset value of shares issued upon
  reinvestment of distributions..........         10,671                 --
 Payments for shares redeemed............       (198,253)          (114,711)
Class C:
 Proceeds from shares sold...............      6,240,254          1,273,751
 Net asset value of shares issued upon
  reinvestment of distributions..........        120,481              7,074
 Payments for shares redeemed............     (1,282,382)          (715,141)
                                            ------------       ------------
 Net increase in net assets from fund
 share transactions......................    180,427,658         20,424,004
                                            ------------       ------------
Net change in net assets.................    188,255,994         29,963,701
NET ASSETS:
Beginning of period......................     69,713,367         39,749,666
                                            ------------       ------------
End of period............................   $257,969,361       $ 69,713,367
                                            ============       ============
End of period net assets includes
 undistributed net investment income.....   $    725,659       $    149,374
                                            ============       ============





SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................     10,439,932          2,648,135
 Number of shares issued upon
  reinvestment of distributions..........        326,786             28,083
 Number of shares redeemed...............     (2,555,320)        (1,381,513)
                                            ------------       ------------
 Net increase............................      8,211,398          1,294,705
                                            ============       ============
Class A:
 Number of shares sold...................      5,441,567          1,010,099
 Number of shares issued upon
  reinvestment of distributions..........        109,107              6,698
 Number of shares redeemed...............     (2,726,128)          (569,552)
                                            ------------       ------------
 Net increase............................      2,824,546            447,245
                                            ============       ============
Class B:
 Number of shares sold...................         84,286             19,803
 Number of shares issued upon
  reinvestment of distributions..........            828                 --
 Number of shares redeemed...............        (13,127)            (9,395)
                                            ------------       ------------
 Net increase............................         71,987             10,408
                                            ============       ============
Class C:
 Number of shares sold...................        370,463            109,756
 Number of shares issued upon
  reinvestment of distributions..........          9,391                640
 Number of shares redeemed...............        (85,531)           (64,303)
                                            ------------       ------------
 Net increase............................        294,323             46,093
                                            ============       ============


34 See Notes to Financial Statements.

    See Notes to Financial Statements.                                        35

CAPITAL APPRECIATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                   VALUE OPPORTUNITY
                                          -----------------------------------
                                             YEAR ENDED          YEAR ENDED
                                          OCTOBER 31, 2000    OCTOBER 31, 1999
                                          ----------------    ----------------
FROM OPERATIONS:
Net investment income (loss)............    $    (9,265)        $    9,561
Net realized gain on investments........      1,598,154            699,792
Net change in unrealized gain or loss on
 investments............................        151,176          1,017,418
                                            -----------         ----------
 Net increase in net assets resulting
 from operations........................      1,740,065          1,726,771
                                            -----------         ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income.............        (15,077)           (13,615)
 From net realized gains on investments.       (347,202)                --
Class A:
 From net investment income.............           (737)              (789)
 From net realized gains on investments.        (66,814)                --
Class B:
 From net realized gains on investments.        (11,560)                --
Class C:
 From net realized gains on investments.        (19,875)                --
                                            -----------         ----------
 Decrease in net assets from
 distributions to shareholders..........       (461,265)           (14,404)
                                            -----------         ----------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold..............         99,932            102,460
 Net asset value of shares issued upon
  reinvestment of distributions.........         12,877                377
 Payments for shares redeemed...........     (2,309,226)          (716,028)
Class A:
 Proceeds from shares sold..............      6,228,731            560,283
 Net asset value of shares issued upon
  reinvestment of distributions.........         57,263                535
 Payments for shares redeemed...........     (1,282,727)           (87,454)
Class B:
 Proceeds from shares sold..............         73,775            168,677
 Net asset value of shares issued upon
  reinvestment of distributions.........          4,435                 --
 Payments for shares redeemed...........       (128,642)                --
Class C:
 Proceeds from shares sold..............        119,672            173,189
 Net asset value of shares issued upon
  reinvestment of distributions.........         12,791                 --
 Payments for shares redeemed...........        (26,498)            (2,000)
                                            -----------         ----------
 Net increase in net assets from fund
 share transactions.....................      2,862,383            200,039
                                            -----------         ----------
Net change in net assets................      4,141,183          1,912,406
NET ASSETS:
Beginning of period.....................      7,096,820          5,184,414
                                            -----------         ----------
End of period...........................    $11,238,003         $7,096,820
                                            ===========         ==========
End of period net assets includes
 undistributed net investment income....    $        --         $    9,403
                                            ===========         ==========
SHARE TRANSACTIONS:
Class I:
 Number of shares sold..................          7,341              8,895
 Number of shares issued upon
  reinvestment of distributions.........          1,005                 33
 Number of shares redeemed..............       (176,432)           (59,812)
                                            -----------         ----------
 Net decrease...........................       (168,086)           (50,884)
                                            ===========         ==========
Class A:
 Number of shares sold..................        492,174             46,889
 Number of shares issued upon
  reinvestment of distributions.........          4,474                 47
 Number of shares redeemed..............        (94,991)            (7,148)
                                            -----------         ----------
 Net increase...........................        401,657             39,788
                                            ===========         ==========
Class B:
 Number of shares sold..................          5,478             14,311
 Number of shares issued upon
  reinvestment of distributions.........            347                 --
 Number of shares redeemed..............         (9,743)                --
                                            -----------         ----------
 Net increase (decrease)................         (3,918)            14,311
                                            ===========         ==========
Class C:
 Number of shares sold..................          9,296             14,648
 Number of shares issued upon
  reinvestment of distributions.........          1,003                 --
 Number of shares redeemed..............         (1,955)              (168)
                                            -----------         ----------
 Net increase...........................          8,344             14,480
                                            ===========         ==========


36 See Notes to Financial Statements.

    See Notes to Financial Statements.                                        37

CAPITAL APPRECIATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                               TECHNOLOGY
                                                         ----------------------
                                                              PERIOD FROM
                                                             MARCH 1, 2000
                                                            (COMMENCEMENT OF
                                                              OPERATIONS)
                                                          TO OCTOBER 31, 2000
                                                          -------------------
FROM OPERATIONS:
Net investment loss ...................................       $  (131,380)
Net realized loss on investments.......................        (2,364,453)
Net change in unrealized gain or loss on investments...          (465,958)
                                                              -----------
 Net decrease in net assets resulting from operations..        (2,961,791)
                                                              -----------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold.............................         4,224,743
 Payments for shares redeemed..........................        (2,427,168)
Class A:
 Proceeds from shares sold.............................        11,180,068
 Payments for shares redeemed..........................        (2,098,421)
Class B:
 Proceeds from shares sold.............................         3,049,385
 Payments for shares redeemed..........................          (239,092)
Class C:
 Proceeds from shares sold.............................         4,937,412
 Payments for shares redeemed..........................          (890,963)
                                                              -----------
 Net increase in net assets from fund share
 transactions..........................................        17,735,964
                                                              -----------
Net change in net assets...............................        14,774,173
NET ASSETS:
Beginning of period....................................                --
                                                              -----------
End of period..........................................       $14,774,173
                                                              ===========
End of period net assets includes undistributed net
 investment income.....................................       $        --
                                                              ===========

SHARE TRANSACTIONS:
Class I:
 Number of shares sold.................................           417,942
 Number of shares redeemed.............................          (235,059)
                                                              -----------
 Net increase..........................................           182,883
                                                              ===========
Class A:
 Number of shares sold.................................         1,098,617
 Number of shares redeemed.............................          (214,469)
                                                              -----------
 Net increase..........................................           884,148
                                                              ===========
Class B:
 Number of shares sold.................................           298,046
 Number of shares redeemed.............................           (24,658)
                                                              -----------
 Net increase..........................................           273,388
                                                              ===========
Class C:
 Number of shares sold.................................           482,820
 Number of shares redeemed.............................           (94,846)
                                                              -----------
 Net increase..........................................           387,974
                                                              ===========


38 See Notes to Financial Statements.

    See Notes to Financial Statements.                                        39

CAPITAL APPRECIATION FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000
1. ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers five funds, (each a Fund; collectively, the Funds), Aetna Growth Fund (Growth), Aetna International Fund (International), Aetna Small Company Fund (Small Company), Aetna Value Opportunity Fund (Value Opportunity) and Aetna Technology Fund (Technology).

The Funds are authorized to offer four classes of shares, Class I, Class A, Class B and Class C. Class I is offered principally to institutions. Information regarding sales charges and fees pursuant to Rule 12b-1 of the Act are as follows:

  CLASS I: No sales charges or distribution fees.

  CLASS A: Generally, subject to a front-end sales charge; distribution fees of 0.25% (of average net assets of the class per year).

  CLASS B: No front-end sales charge; contingent deferred sales charge (CDSC) applies if you sell your shares within six years of purchase; distribution fees of 0.75%; service fees of 0.25%; automatic conversion to Class A shares after eight years.

  CLASS C: No front-end sales charge; CDSC on redemptions made within 18 months of purchase; distribution fees of 0.75%; service fees of 0.25%.

Shares in each Class were first made available to the public on the following dates:

                                                 CLASS I           CLASS A          CLASS B    CLASS C
                                                 -------           -------          -------    -------
GROWTH                                       January 4, 1994    April 15, 1994   March 1, 1999  June 30, 1998
INTERNATIONAL                               December 27, 1991   April 15, 1994   March 1, 1999  June 30, 1998
SMALL COMPANY                                January 4, 1994    April 15, 1994   March 1, 1999  June 30, 1998
VALUE OPPORTUNITY                           February 2, 1998   February 2, 1998  March 1, 1999  June 30, 1998
TECHNOLOGY                                    March 1, 2000     March 1, 2000    March 1, 2000  March 1, 2000

The following is each Fund's investment objective:

  GROWTH seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

  INTERNATIONAL seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

  SMALL COMPANY seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

  VALUE OPPORTUNITY seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

  TECHNOLOGY seeks long-term capital appreciation primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock of companies in the information technology industry sector.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Fund. Elijah Asset Management, LLC (EAM) serves as the sub-adviser to Technology. Aeltus Capital, Inc. (ACI) is each Fund's principal underwriter. Aeltus and ACI are indirect wholly owned subsidiaries of Aetna Inc. (Aetna).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Funds have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Equity and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Funds may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign

CAPITAL APPRECIATION FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000
currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

E. FEDERAL INCOME TAXES

Each Fund intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal income taxes.

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

G. LINE OF CREDIT

The Company, certain portfolios of Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares and certain series of Aetna GET Fund, collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unutilized amount of the credit facility. Each of the Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of October 31, 2000.

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Fund pays Aeltus an investment advisory fee expressed as a percentage of each Fund's average daily net assets. As each Fund's net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Funds' annual investment advisory fee ranges and the effective annual rates before waivers as of October 31, 2000:

                        FEE        EFFECTIVE
                       RANGE          RATE
                       -----       ---------
Growth              0.70%-0.400%    0.65%
International       0.85%-0.700%    0.85%
Small Company       0.85%-0.725%    0.85%
Value Opportunity   0.70%-0.550%    0.70%
Technology          1.05%-1.000%    1.05%

Aeltus has entered into a subadvisory agreement with EAM, effective March 1, 2000. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. The subadvisory agreement provides that Aeltus will pay EAM a subadvisory fee at an annual rate of 0.50% of Technology's average daily net assets. For the period March 1, 2000 through October 31, 2000, Aeltus paid EAM $41,718.

Aeltus had entered into a subadvisory agreement with Bradley, Foster & Sargent, Inc. (Bradley) for Value Opportunity. As sub-adviser, Bradley supervised the investment and reinvestment of equity securities. The subadvisory agreement provided that Aeltus pay Bradley a subadvisory fee at an annual rate of 0.15% of Value Opportunity's average daily net assets on the first $250 million and 0.10% of Value Opportunity's average daily net assets above $250 million. For the period November 1, 1999 through December 31, 1999, Aeltus paid Bradley $1,794. This agreement terminated on December 31, 1999.

Aeltus entered into a consulting agreement with Bradley for Value Opportunity under which Bradley agreed to provide assistance with shareholder communications, contribute to marketing efforts and provide other non-investment advisory services. For the period November 1, 1999 through December 31, 1999, Aeltus paid Bradley $46,000. This agreement

CAPITAL APPRECIATION FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000
terminated on December 31, 1999.

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

Aeltus has entered into a Service Agreement with Aetna Life Insurance and Annuity Company (ALIAC) under which ALIAC will provide various administrative and shareholder services to certain Class I shareholders of the Funds that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the period November 1, 1999 through October 31, 2000 Aeltus paid ALIAC $1,796,685.

The Company has adopted a Shareholder Services Plan for the Class B and Class C shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A, Class B and Class C shares. The Distribution Plan provides for payments to ACI at an annual rate of 0.25% of the average daily net assets of Class A shares of each Fund and 0.75% of the average daily net assets of Class B and Class C shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by ACI in promoting the sale of Class A, Class B and Class C shares.

Presently, the Funds' class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and service fees incurred in connection with Class B and Class C shares.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2000 to reimburse each Fund (except Growth) for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Fund's total return. Actual expenses for the year ended October 31, 2000 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2000 were:

                                            COST OF PURCHASES        PROCEEDS FROM SALES
                                            -----------------        -------------------
Growth                                           $701,602,568              $615,523,414
International                                     300,539,088               244,367,247
Small Company                                     702,215,789               563,736,948
Value Opportunity                                  16,137,304                13,731,932
Technology                                         32,253,424                15,399,148


6. CAPITAL LOSS CARRYFORWARDS

As of October 31, 2000, Technology incurred a capital loss carryforward of $2,348,024. This capital loss carryforward may be used to offset future capital gains until October 31, 2008, at which time the carryforward will expire. It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforward.

7. AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 15 billion shares. Of those 15 billion shares, all of the Funds, except International, have been allocated 100 million shares each of Class I, Class A, Class B and Class C; International has been allocated 200 million shares each of Class I, Class A, Class B and Class C. As of October 31, 2000, the following shares of the Funds were owned by ALIAC and its affiliates:

                    CLASS I    CLASS A    CLASS C
                    -------    -------    -------
Growth             1,646,806        --        --
International        223,976        --        --
Small Company      3,434,173        --        --
Value Opportunity           --  10,000     8,891

CAPITAL APPRECIATION FUNDS
ADDITIONAL INFORMATION
OCTOBER 31, 2000
1. FUND CLOSURE (UNAUDITED)

On March 1, 2000, the Board of Directors considered and agreed to submit to shareholders a proposal by Aeltus to liquidate Aetna Mid Cap Fund (Mid Cap). The Fund was closed to new direct investors on March 6, 2000 and to new retirement plan investors on May 15, 2000. Shareholders approved the proposal on July 28, 2000 and Mid Cap was liquidated on August 25, 2000. Below are the results of the shareholder vote:

                     NUMBER OF                         % OF VOTES
                                       --------------------------------------------
                   SHARES VOTING       CAST FOR       CAST AGAINST        ABSTAIN
                   ---------------     ----------     --------------     ----------
     Mid Cap
                      354,326           77.4%            21.5%             1.1%




2. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Growth                   3.38%
Small Company            5.05%
Value Opportunity       52.51%



In accordance with federal tax authorities, the Funds paid the following amounts of dividends which qualify to be taxed at long-term capital gain rates:


                   ---------            ---------
Growth            $9,299,088              $0.7739
International      3,725,403               0.6196
Small Company        241,847               0.0405
Value Opportunity    351,784               0.6698



International intends to elect to pass through the credit for taxes paid in foreign countries for the year ended October 31, 2000. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding on October 31, 2000) are as follows:

                                                DIVIDEND    FOREIGN TAX
COUNTRY                                         PER SHARE    PER SHARE
-------                                         ---------   -----------
Brazil                                           $0.0038      $0.0003
Canada                                            0.0012       0.0002
Denmark                                           0.0048       0.0007
Finland                                           0.0023       0.0003
France                                            0.0188
Germany                                           0.0060       0.0006
Ireland                                           0.0029
Italy                                             0.0026       0.0004
Japan                                            $0.0158      $0.0024
Netherlands                                       0.0142       0.0025
Singapore                                         0.0003
Spain                                             0.0004       0.0001
Sweden                                            0.0026       0.0005
Switzerland                                       0.0022       0.0003
United Kingdom                                    0.0238       0.0024

The pass through of the foreign tax credit affects only those shareholders of International who will be holders on the dividend record date in December 2000. Accordingly, shareholders will receive more detailed information along with their Form 1099-DIV in January 2001.

3. SHAREHOLDER MEETING (UNAUDITED)

The shareholders of Aetna Inc. (Aetna), of which Aeltus was an indirect wholly-owned subsidiary, voted in favor of a proposal to sell certain of Aetna's businesses, including Aeltus, to ING Groep N.V. (ING), an integrated financial services provider. Consummation of the transaction has resulted in Aeltus becoming an indirect wholly-owned subsidiary of ING in December 2000.

Under the Act, the transaction resulted in a change in control of Aeltus and therefore, constituted an assignment of the Company's investment advisory agreements. Consequently, Aeltus received approval of new investment advisory agreements from the Board and the shareholders of each Fund. The results of the shareholder meeting held on November 22, 2000, are as follows:

A. ELECTION OF DIRECTORS
The following individuals were elected to serve as Directors of the Company. Every individual named served as a Director prior to this election and there are no other individuals currently serving as Directors of the Company.

                           NUMBER OF                % OF VOTES
                                              -------------------------
                         SHARES VOTING        CAST FOR        WITHHELD
                        -----------------     ----------     ----------
Albert E. DePrince Jr.
                        695,450,143.647       95.737%          4.263%
Maria T. Fighetti
                        695,450,143.647       95.658%          4.342%
J. Scott Fox
                        695,450,143.647       95.644%          4.356%
David L. Grove
                        695,450,143.647       95.539%          4.461%
John Y. Kim
                        695,450,143.647       95.641%          4.359%
Sidney Koch
                        695,450,143.647       95.652%          4.348%
Corine T. Norgaard
                        695,450,143.647       95.628%          4.372%
Richard G. Scheide
                        695,450,143.647       95.610%          4.390%

CAPITAL APPRECIATION FUNDS
ADDITIONAL INFORMATION (CONTINUED)
OCTOBER 31, 2000
B. APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Shareholders in each Fund voted to approve a new Investment Advisory Agreement (Agreement) between each Fund and Aeltus. The Agreement reflects the acquisition of the financial services and international businesses of Aetna, of which Aeltus is an indirect wholly-owned subsidiary, by ING, with no change in advisory fees payable to Aeltus.

                     NUMBER OF                          % OF VOTES
                                        --------------------------------------------
                   SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                   ----------------     ----------     --------------     ----------
Growth             10,663,013.663       93.694%           3.808%            2.498%

International       5,570,861.442       97.947%           1.297%            0.756%

Small Company      11,371,554.997       98.298%           1.215%            0.487%

Value Opportunity     626,969.834       99.782%           0.028%            0.190%

Technology          1,120,019.193       98.970%           0.278%            0.752%


C. APPROVAL OF SUBADVISORY AGREEMENT
Shareholders of Technology voted to approve a new Subadvisory Agreement between the Company (on behalf of Technology), Aeltus and EAM to reflect the acquisition of the financial services and international businesses of Aetna by ING, with no change in the subadvisory fee payable to EAM.

                     NUMBER OF                         % OF VOTES
                                       --------------------------------------------
                   SHARES VOTING       CAST FOR       CAST AGAINST        ABSTAIN
                   ---------------     ----------     --------------     ----------
Technology
                   1,120,019.193       98.904%           0.422%            0.674%


D. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
Shareholders of all the Funds of the Company approved the selection of KPMG LLP as independent auditors for all of the Funds for the fiscal year ending October 31, 2001.

                      NUMBER OF                          % OF VOTES
                                         --------------------------------------------
                    SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                   -----------------     ----------     --------------     ----------
KPMG LLP
                   695,450,143.647       94.875%           1.199%            3.926%

                       THIS PAGE INTENTIONALLY LEFT BLANK

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS
GROWTH
AETNA GROWTH FUND - CLASS I



Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .  $  22.54     $  16.62      $  17.02     $ 14.36       $ 13.75
                        --------     --------      --------     -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.04)++     (0.01)+        0.01+       0.01+         0.03+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      3.56         6.13          2.09        3.88          2.39
                        --------     --------      --------     -------       -------
   Total from
    investment
    operations........      3.52         6.12          2.10        3.89          2.42
                        --------     --------      --------     -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --           --            --       (0.03)        (0.05)
 From net realized
 gains on investments      (3.08)       (0.20)        (2.50)      (1.20)        (1.76)
                        --------     --------      --------     -------       -------
   Total distributions     (3.08)       (0.20)        (2.50)      (1.23)        (1.81)
                        --------     --------      --------     -------       -------
Net asset value, end
 of period ...........  $  22.98     $  22.54      $  16.62     $ 17.02       $ 14.36
                        ========     ========      ========     =======       =======

Total return .........     16.65%       37.09%        14.78%      28.95%        19.82%
Net assets, end of
 period (000's) ......  $254,209     $206,238      $128,667     $82,186       $45,473
Ratio of net
 investment expenses
 to average net assets      0.87%        0.94%         1.00%       1.17%         1.28%
Ratio of net
 investment income to
 average net assets ..     (0.09)%      (0.04)%        0.07%       0.08%         0.20%
Portfolio turnover
 rate.................    182.66%      142.28%       170.46%     141.07%       144.19%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.



50 See Notes to Financial Statements.

GROWTH
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .  $  22.15      $ 16.37      $ 16.76      $ 14.17       $ 13.63
                        --------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.03)++     (0.06)+      (0.04)+      (0.11)+       (0.08)+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      3.42         6.04         2.05         3.84          2.38
                        --------      -------      -------      -------       -------
   Total income from
    investment
    operations........      3.39         5.98         2.01         3.73          2.30
                        --------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net realized
 gains on investments      (3.04)       (0.20)       (2.40)       (1.14)        (1.76)
                        --------      -------      -------      -------       -------
   Total distributions     (3.04)       (0.20)       (2.40)       (1.14)        (1.76)
                        --------      -------      -------      -------       -------
Net asset value, end
 of period ...........  $  22.50      $ 22.15      $ 16.37      $ 16.76       $ 14.17
                        ========      =======      =======      =======       =======

Total return .........     16.34%       36.78%       14.34%       28.05%        18.97%
Net assets, end of
 period (000's) ......  $122,415      $57,329      $12,877      $ 8,647       $ 4,615
Ratio of net
 investment expenses
 to average net assets      1.12%        1.19%        1.32%        1.92%         2.03%
Ratio of net
 investment income to
 average net assets ..     (0.34)%      (0.29)%      (0.25)%      (0.67)%       (0.59)%
Portfolio turnover
 rate.................    182.66%      142.28%      170.46%      141.07%       144.19%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        51

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                             YEAR ENDED     (DATE OF INITIAL
                                             OCTOBER 31,    PUBLIC OFFERING)
                  CLASS B                       2000       TO OCTOBER 31, 1999
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $ 22.40         $ 19.84
                                              -------         -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................     (0.03)++        (0.15)+
 Net realized and change in unrealized gain
 or loss on investments ...................      3.30            2.71
                                              -------         -------
   Total income from investment operations       3.27            2.56
                                              -------         -------
LESS DISTRIBUTIONS:
 From net realized gains on investments ...     (2.96)             --
                                              -------         -------
   Total distributions ....................     (2.96)             --
                                              -------         -------
Net asset value, end of period ............   $ 22.71         $ 22.40
                                              =======         =======

Total return ..............................     15.46%          12.90%
Net assets, end of period (000's) .........   $ 5,710         $ 1,920
Ratio of net investment expenses to average
 net assets ...............................      1.87%           1.94%(1)
Ratio of net investment income to average
 net assets ...............................     (1.09)%         (1.04)%(1)
Portfolio turnover rate ...................    182.66%         142.28%



(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

52 See Notes to Financial Statements.

GROWTH
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              JUNE 30, 1998
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS C                 2000         1999       TO OCTOBER 31, 1998
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 22.25      $ 16.56         $ 17.86
                                 -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......     (0.03)++     (0.22)+         (0.05)+
 Net realized and change in
 unrealized gain or loss on
 investments..................      3.27         6.11           (1.25)
                                 -------      -------         -------
   Total income from
    investment operations ....      3.24         5.89           (1.30)
                                 -------      -------         -------
LESS DISTRIBUTIONS:
 From net realized gains on
 investments..................     (2.94)       (0.20)             --
                                 -------      -------         -------
   Total distributions .......     (2.94)       (0.20)             --
                                 -------      -------         -------
Net asset value, end of period   $ 22.55      $ 22.25         $ 16.56
                                 =======      =======         =======

Total return .................     15.47%       35.80%          (7.28)%
Net assets, end of period
 (000's)......................   $ 3,857      $ 1,446         $   356
Ratio of net investment
 expenses to average net
 assets.......................      1.87%        1.94%           1.99%(1)
Ratio of net investment income
 to average net assets .......     (1.09)%      (1.04)%         (0.92)%(1)
Portfolio turnover rate ......    182.66%      142.28%         170.46%




(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        53

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL
INTERNATIONAL



Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $ 13.78      $ 11.87      $ 13.65      $ 11.79       $ 10.62
                         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.09)++      0.01+        0.02+        0.02+         0.03+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      1.47         3.09         1.06         2.89          1.59
                         -------      -------      -------      -------       -------
   Total income from
    investment
    operations........      1.38         3.10         1.08         2.91          1.62
                         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --        (0.59)       (0.40)       (0.16)        (0.19)
 From net realized
 gains on investments      (1.59)       (0.60)       (2.46)       (0.89)        (0.26)
                         -------      -------      -------      -------       -------
   Total distributions     (1.59)       (1.19)       (2.86)       (1.05)        (0.45)
                         -------      -------      -------      -------       -------
Net asset value, end
 of period ...........   $ 13.57      $ 13.78      $ 11.87      $ 13.65       $ 11.79
                         =======      =======      =======      =======       =======

Total return .........      9.16%       28.10%       10.22%       26.02%        15.61%
Net assets, end of
 period (000's) ......   $46,655      $42,605      $34,556      $56,369       $45,786
Ratio of net
 investment expenses
 to average net assets      1.24%        1.35%        1.48%        1.72%         2.17%
Ratio of net
 investment income to
 average net assets ..     (0.30)%       0.09%        0.15%        0.18%         0.40%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      1.24%        1.53%        1.67%          --            --
Portfolio turnover
 rate.................    181.87%      175.71%      152.73%      194.41%       135.92%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

54 See Notes to Financial Statements.

INTERNATIONAL
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $ 13.74      $ 11.83      $ 13.57      $ 11.77       $ 10.59
                         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.06)++     (0.02)+      (0.02)+      (0.07)+       (0.05)+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      1.39         3.08         1.05         2.88          1.57
                         -------      -------      -------      -------       -------
   Total income from
    investment
    operations........      1.33         3.06         1.03         2.81          1.52
                         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --        (0.55)       (0.31)       (0.12)        (0.08)
 From net realized
 gains on investments      (1.57)       (0.60)       (2.46)       (0.89)        (0.26)
                         -------      -------      -------      -------       -------
   Total distributions     (1.57)       (1.15)       (2.77)       (1.01)        (0.34)
                         -------      -------      -------      -------       -------
Net asset value, end
 of period ...........   $ 13.50      $ 13.74      $ 11.83      $ 13.57       $ 11.77
                         =======      =======      =======      =======       =======

Total return .........      8.80%       27.76%        9.76%       25.07%        14.67%
Net assets, end of
 period (000's) ......   $83,245      $35,098      $15,078      $19,063       $22,893
Ratio of net
 investment expenses
 to average net assets      1.49%        1.60%        1.82%        2.47%         2.94%
Ratio of net
 investment income to
 average net assets ..     (0.55)%      (0.16)%      (0.19)%      (0.57)%       (0.42)%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      1.49%        1.78%        2.01%          --            --
Portfolio turnover
 rate.................    181.87%      175.71%      152.73%      194.41%       135.92%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        55

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                             YEAR ENDED     (DATE OF INITIAL
                                            OCTOBER 31,     PUBLIC OFFERING)
                 CLASS B                        2000       TO OCTOBER 31, 1999
------------------------------------------  -----------    -------------------

Net asset value, beginning of period .....   $ 13.69          $ 11.70
                                             -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................     (0.05)++         (0.08)+
 Net realized and change in unrealized
 gain or loss on investments .............      1.29             2.07
                                             -------          -------
   Total income from investment operations      1.24             1.99
                                             -------          -------
LESS DISTRIBUTIONS:
 From net realized gains on investments ..     (1.51)              --
                                             -------          -------
   Total distributions ...................     (1.51)              --
                                             -------          -------
Net asset value, end of period ...........   $ 13.42          $ 13.69
                                             =======          =======

Total return .............................      8.15%           17.01%
Net assets, end of period (000's) ........   $ 1,617          $   225
Ratio of net investment expenses to
 average net assets ......................      2.24%            2.35%(1)
Ratio of net investment income to average
 net assets ..............................     (1.30)%          (0.91)%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets ............      2.24%            2.53%(1)
Portfolio turnover rate ..................    181.87%          175.71%



(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

56 See Notes to Financial Statements.

INTERNATIONAL
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              JUNE 30, 1998
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS C                 2000         1999       TO OCTOBER 31, 1998
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 13.68      $ 11.85         $ 13.29
                                 -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......     (0.05)++     (0.12)+         (0.03)+
 Net realized and change in
 unrealized gain or loss on
 investments..................      1.27         3.10           (1.41)
                                 -------      -------         -------
   Total income from
    investment operations ....      1.22         2.98           (1.44)
                                 -------      -------         -------
LESS DISTRIBUTIONS:
 From net investment income ..        --        (0.55)             --
 From net realized gains on
 investments..................     (1.51)       (0.60)             --
                                 -------      -------         -------
   Total distributions .......     (1.51)       (1.15)             --
                                 -------      -------         -------
Net asset value, end of period   $ 13.39      $ 13.68         $ 11.85
                                 =======      =======         =======

Total return .................      7.91%       27.01%         (10.84)%
Net assets, end of period
 (000's)......................   $ 8,187      $ 1,359         $   156
Ratio of net investment
 expenses to average net
 assets.......................      2.24%        2.35%           2.36%(1)
Ratio of net investment income
 to average net assets .......     (1.30)%      (0.91)%         (0.73)%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........      2.24%        2.53%           2.55%(1)
Portfolio turnover rate ......    181.87%      175.71%         152.73%




(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        57

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
SMALL COMPANY
SMALL COMPANY



Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $  12.46     $ 10.43      $ 15.55      $ 14.67       $ 13.52
                         --------     -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.06++      0.05+        0.09+       (0.06)+       (0.08)+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........       3.72        2.08        (0.90)        4.45          2.64
                         --------     -------      -------      -------       -------
   Total income from
    investment
    operations........       3.78        2.13        (0.81)        4.39          2.56
                         --------     -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.04)      (0.04)          --           --            --
 From net realized
 gains on investments       (0.94)      (0.06)       (4.31)       (3.51)        (1.41)
                         --------     -------      -------      -------       -------
   Total distributions      (0.98)      (0.10)       (4.31)       (3.51)        (1.41)
                         --------     -------      -------      -------       -------
Net asset value, end
 of period ...........   $  15.26     $ 12.46      $ 10.43      $ 15.55       $ 14.67
                         ========     =======      =======      =======       =======

Total return .........      31.79%      20.54%       (7.47)%      37.80%        19.78%
Net assets, end of
 period (000's) ......   $188,306     $51,423      $29,543      $22,661       $32,125
Ratio of net
 investment expenses
 to average net assets       1.10%       1.23%        1.32%        1.58%         1.44%
Ratio of net
 investment income to
 average net assets ..       0.46%       0.43%        0.46%       (0.42)%       (0.53)%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........         --        1.25%        1.43%          --            --
Portfolio turnover
 rate.................     333.36%     231.94%      211.87%      150.43%       163.21%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

58 See Notes to Financial Statements.

SMALL COMPANY
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $ 12.11      $ 10.15      $ 15.20      $ 14.42       $ 13.39
                         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.02++       0.02+        0.01+       (0.16)+       (0.18)+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      3.62         2.02        (0.84)        4.36          2.62
                         -------      -------      -------      -------       -------
   Total income from
    investment
    operations........      3.64         2.04        (0.83)        4.20          2.44
                         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.01)       (0.02)          --           --            --
 From net realized
 gains on investments      (0.94)       (0.06)       (4.22)       (3.42)        (1.41)
                         -------      -------      -------      -------       -------
   Total distributions     (0.95)       (0.08)       (4.22)       (3.42)        (1.41)
                         -------      -------      -------      -------       -------
Net asset value, end
 of period ...........   $ 14.80      $ 12.11      $ 10.15      $ 15.20       $ 14.42
                         =======      =======      =======      =======       =======

Total return .........     31.55%       20.16%       (7.77)%      36.73%        19.02%
Net assets, end of
 period (000's) ......   $61,682      $16,269      $ 9,089      $ 7,077       $ 3,884
Ratio of net
 investment expenses
 to average net assets      1.35%        1.48%        1.63%        2.33%         2.20%
Ratio of net
 investment income to
 average net assets ..      0.21%        0.18%        0.15%       (1.17)%       (1.26)%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........        --         1.50%        1.74%          --            --
Portfolio turnover
 rate.................    333.36%      231.94%      211.87%      150.43%       163.21%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        59

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
SMALL COMPANY
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                             YEAR ENDED     (DATE OF INITIAL
                                             OCTOBER 31,    PUBLIC OFFERING)
                  CLASS B                       2000       TO OCTOBER 31, 1999
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $ 12.37         $ 10.69
                                              -------         -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................      0.01++         (0.05)+
 Net realized and change in unrealized gain
 or loss on investments ...................      3.61            1.73
                                              -------         -------
   Total income from investment operations       3.62            1.68
                                              -------         -------
LESS DISTRIBUTIONS:
 From net realized gains on investments ...     (0.87)             --
                                              -------         -------
   Total distributions ....................     (0.87)             --
                                              -------         -------
Net asset value, end of period ............   $ 15.12         $ 12.37
                                              =======         =======

Total return ..............................     30.51%          15.72%
Net assets, end of period (000's) .........   $ 1,246         $   129
Ratio of net investment expenses to average
 net assets ...............................      2.10%           2.23%(1)
Ratio of net investment income to average
 net assets ...............................     (0.54)%         (0.57)%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets .............        --            2.25%(1)
Portfolio turnover rate ...................    333.36%         231.94%



(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

60 See Notes to Financial Statements.

SMALL COMPANY
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              JUNE 30, 1998
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS C                 2000         1999       TO OCTOBER 31, 1998
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 12.32      $ 10.39         $ 12.11
                                 -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......      0.02++      (0.07)+         (0.02)+
 Net realized and change in
 unrealized gain or loss on
 investments..................      3.59         2.07           (1.70)
                                 -------      -------         -------
   Total income from
    investment operations ....      3.61         2.00           (1.72)
                                 -------      -------         -------
LESS DISTRIBUTIONS:
 From net investment income ..        --        (0.01)             --
 From net realized gains on
 investments..................     (0.89)       (0.06)             --
                                 -------      -------         -------
   Total distributions .......     (0.89)       (0.07)             --
                                 -------      -------         -------
Net asset value, end of period   $ 15.04      $ 12.32         $ 10.39
                                 =======      =======         =======

Total return .................     30.54%       19.33%         (14.21)%
Net assets, end of period
 (000's)......................   $ 6,736      $ 1,893         $ 1,118
Ratio of net investment
 expenses to average net
 assets.......................      2.10%        2.23%           2.30%(1)
Ratio of net investment income
 to average net assets .......     (0.54)%      (0.57)%         (0.52)%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........        --         2.25%           2.41%(1)
Portfolio turnover rate ......    333.36%      231.94%         211.87%




(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        61

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
VALUE OPPORTUNITY
VALUE OPPORTUNITY



Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                            FEBRUARY 2, 1998
                                YEAR ENDED   YEAR ENDED       (COMMENCEMENT
                                OCTOBER 31,  OCTOBER 31,     OF OPERATIONS)
           CLASS I                 2000         1999       TO OCTOBER 31, 1998
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 13.24      $  9.99          $ 10.00
                                 -------      -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......     (0.01)++      0.03+            0.03+
 Net realized and change in
 unrealized gain or loss on
 investments..................      2.21         3.25            (0.04)
                                 -------      -------          -------
   Total income from
    investment operations ....      2.20         3.28            (0.01)
                                 -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment income ..     (0.04)       (0.03)              --
 From net realized gains on
 investments..................     (0.85)          --               --
                                 -------      -------          -------
   Total distributions .......     (0.89)       (0.03)              --
                                 -------      -------          -------
Net asset value, end of period   $ 14.55      $ 13.24          $  9.99
                                 =======      =======          =======

Total return .................     17.52%       32.88%           (0.10)%
Net assets, end of period
 (000's)......................   $ 3,550      $ 5,455          $ 4,625
Ratio of net investment
 expenses to average net
 assets.......................      1.10%        1.10%            1.10%(1)
Ratio of net investment income
 to average net assets .......      0.08%        0.23%            0.37%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........      1.62%        2.52%            3.41%(1)
Portfolio turnover rate ......    161.57%      124.83%          132.45%




(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

62 See Notes to Financial Statements.

VALUE OPPORTUNITY
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                            FEBRUARY 2, 1998
                                YEAR ENDED   YEAR ENDED     (COMMENCEMENT OF
                                OCTOBER 31,  OCTOBER 31,       OPERATIONS)
           CLASS A                 2000         1999       TO OCTOBER 31, 1998
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 13.20      $  9.97          $ 10.00
                                 -------      -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......     (0.02)++       --+             0.01+
 Net realized and change in
 unrealized gain or loss on
 investments..................      2.18         3.25            (0.04)
                                 -------      -------          -------
   Total income from
    investment operations ....      2.16         3.25            (0.03)
                                 -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment income ..     (0.01)       (0.02)              --
 From net realized gains on
 investments..................     (0.85)          --               --
                                 -------      -------          -------
   Total distributions .......     (0.86)       (0.02)              --
                                 -------      -------          -------
Net asset value, end of period   $ 14.50      $ 13.20          $  9.97
                                 =======      =======          =======

Total return .................     17.24%       32.57%           (0.30)%
Net assets, end of period
 (000's)......................   $ 7,074      $ 1,139          $   464
Ratio of net investment
 expenses to average net
 assets.......................      1.35%        1.35%            1.35%(1)
Ratio of net investment income
 to average net assets .......     (0.17)%      (0.02)%           0.12%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........      1.87%        2.77%            3.66%(1)
Portfolio turnover rate ......    161.57%      124.83%          132.45%




(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        63

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
VALUE OPPORTUNITY
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                             YEAR ENDED     (DATE OF INITIAL
                                            OCTOBER 31,     PUBLIC OFFERING)
                 CLASS B                        2000       TO OCTOBER 31, 1999
------------------------------------------  -----------    -------------------

Net asset value, beginning of period .....   $ 13.14          $ 11.28
                                             -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................     (0.04)++         (0.06)+
 Net realized and change in unrealized
 gain or loss on investments .............      2.08             1.92
                                             -------          -------
   Total income from investment operations      2.04             1.86
                                             -------          -------
LESS DISTRIBUTIONS:
 From net realized gains on investments ..     (0.80)              --
                                             -------          -------
   Total distributions ...................     (0.80)              --
                                             -------          -------
Net asset value, end of period ...........   $ 14.38          $ 13.14
                                             =======          =======

Total return .............................     16.31%           16.49%
Net assets, end of period (000's) ........   $   149          $   188
Ratio of net investment expenses to
 average net assets ......................      2.10%            2.10%(1)
Ratio of net investment income to average
 net assets ..............................     (0.92)%          (0.77)%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets ............      2.62%            3.52%(1)
Portfolio turnover rate ..................    161.57%          124.83%



(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

64 See Notes to Financial Statements.

VALUE OPPORTUNITY
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              JUNE 30, 1998
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS C                 2000         1999       TO OCTOBER 31, 1998
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 13.09      $  9.95         $ 11.04
                                 -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......     (0.03)++     (0.09)+         (0.02)+
 Net realized and change in
 unrealized gain or loss on
 investments..................      2.08         3.23           (1.07)
                                 -------      -------         -------
   Total income from
    investment operations ....      2.05         3.14           (1.09)
                                 -------      -------         -------
LESS DISTRIBUTIONS:
 From net realized gains on
 investments..................     (0.80)          --              --
                                 -------      -------         -------
   Total distributions .......     (0.80)          --              --
                                 -------      -------         -------
Net asset value, end of period   $ 14.34      $ 13.09         $  9.95
                                 =======      =======         =======

Total return .................     16.39%       31.56%          (9.88)%
Net assets, end of period
 (000's)......................   $   464      $   315         $    95
Ratio of net investment
 expenses to average net
 assets.......................      2.10%        2.10%           2.10%(1)
Ratio of net investment income
 to average net assets .......     (0.92)%      (0.77)%         (0.63)%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........      2.62%        3.52%           4.41%(1)
Portfolio turnover rate ......    161.57%      124.83%         132.45%




(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        65

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
TECHNOLOGY
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 2000
                                                            (COMMENCEMENT OF
                                                               OPERATIONS)
                        CLASS I                            TO OCTOBER 31, 2000
--------------------------------------------------------   -------------------

Net asset value, beginning of period ...................      $ 10.00
                                                              -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................        (0.14)++
 Net realized and change in unrealized gain or loss on
 investments............................................        (1.28)
                                                              -------
   Total income from investment operations .............        (1.42)
                                                              -------
Net asset value, end of period .........................      $  8.58
                                                              =======

Total return ...........................................       (14.20)%
Net assets, end of period (000's) ......................      $ 1,569
Ratio of net investment expenses to average net assets .         1.50%(1)
Ratio of net investment income to average net assets ...        (1.09)%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ....................................         2.48%(1)
Portfolio turnover rate ................................       124.43%



(1) Annualized.

++ Per share data calculated using the SEC method.



66 See Notes to Financial Statements.

TECHNOLOGY
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 2000
                                                            (COMMENCEMENT OF
                                                               OPERATIONS)
                        CLASS A                            TO OCTOBER 31, 2000
--------------------------------------------------------   -------------------

Net asset value, beginning of period ...................      $ 10.00
                                                              -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................        (0.06)++
 Net realized and change in unrealized gain or loss on
 investments............................................        (1.38)
                                                              -------
   Total income from investment operations .............        (1.44)
                                                              -------
Net asset value, end of period .........................      $  8.56
                                                              =======

Total return ...........................................       (14.40)%
Net assets, end of period (000's) ......................      $ 7,569
Ratio of net investment expenses to average net assets .         1.75%(1)
Ratio of net investment income to average net assets ...        (1.34)%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ....................................         2.73%(1)
Portfolio turnover rate ................................       124.43%



(1) Annualized.

++ Per share data calculated using the SEC method.



    See Notes to Financial Statements.                                        67

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
TECHNOLOGY
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 2000
                                                            (COMMENCEMENT OF
                                                               OPERATIONS)
                        CLASS B                            TO OCTOBER 31, 2000
--------------------------------------------------------   -------------------

Net asset value, beginning of period ...................      $ 10.00
                                                              -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................        (0.08)++
 Net realized and change in unrealized gain or loss on
 investments............................................        (1.40)
                                                              -------
   Total income from investment operations .............        (1.48)
                                                              -------
Net asset value, end of period .........................      $  8.52
                                                              =======

Total return ...........................................       (14.80)%
Net assets, end of period (000's) ......................      $ 2,329
Ratio of net investment expenses to average net assets .         2.50%(1)
Ratio of net investment income to average net assets ...        (2.09)%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ....................................         3.48%(1)
Portfolio turnover rate ................................       124.43%



(1) Annualized.

++ Per share data calculated using the SEC method.



68 See Notes to Financial Statements.

TECHNOLOGY
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 2000
                                                            (COMMENCEMENT OF
                                                               OPERATIONS)
                        CLASS C                            TO OCTOBER 31, 2000
--------------------------------------------------------   -------------------

Net asset value, beginning of period ...................      $ 10.00
                                                              -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................        (0.07)++
 Net realized and change in unrealized gain or loss on
 investments............................................        (1.41)
                                                              -------
   Total income from investment operations .............        (1.48)
                                                              -------
Net asset value, end of period .........................      $  8.52
                                                              =======

Total return ...........................................       (14.80)%
Net assets, end of period (000's) ......................      $ 3,307
Ratio of net investment expenses to average net assets .         2.50%(1)
Ratio of net investment income to average net assets ...        (2.09)%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ....................................         3.48%(1)
Portfolio turnover rate ................................       124.43%



(1) Annualized.

++ Per share data calculated using the SEC method.



    See Notes to Financial Statements.                                        69

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Growth Fund, Aetna International Fund, Aetna Small Company Fund, Aetna Value Opportunity Fund and Aetna Technology Fund, each a series of Aetna Series Fund, Inc. (collectively the Capital Appreciation Funds), including the portfolios of investments as of October 31, 2000, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Capital Appreciation Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodians. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Funds as of October 31, 2000, the results of their operations for the year or period then ended, changes in their net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



Hartford, Connecticut
December 8, 2000

                                                                P166ANN (10/00)